This is filed pursuant to Rule 497.
File Nos. 2-48227 and 811-02383.

                                                             ALLIANCEBERNSTEIN INFLATION STRATEGIES

-AllianceBernstein Bond Inflation Strategy
(Class A–ABNAX; Class C–ABNCX; Advisor Class–ABNYX; Class R–ABNRX; Class K–ABNKX; Class I–ANBIX; Class 1–ABNOX; Class 2–ABNTX; Class Z–ABNZX)
-AllianceBernstein Municipal Bond Inflation Strategy
(Class A–AUNAX; Class C–AUNCX; Advisor Class–AUNYX; Class 1–AUNOX; Class 2–AUNTX)
-AllianceBernstein Real Asset Strategy
(Class A–AMTAX; Class C–ACMTX; Advisor Class–AMTYX; Class R–AMTRX; Class K–AMTKX; Class I–AMTIX; Class 1–AMTOX; Class 2–AMTTX; Class Z–AMTZX)
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c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
 For Literature:  Toll Free (800) 227-4618
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STATEMENT OF ADDITIONAL INFORMATION
 January 31, 2014
As amended December 12, 2014
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This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectuses, dated January 31, 2014, for the AllianceBernstein® Bond Inflation Strategy ("Bond Inflation Strategy") and the AllianceBernstein® Real Asset Strategy ("Real Asset Strategy") offering Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares, the Prospectus dated December 12, 2014 offering Class Z shares of Bond Inflation Strategy, and the current prospectuses, dated January 31, 2014, for the AllianceBernstein® Municipal Bond Inflation Strategy ("Municipal Bond Inflation Strategy" and together with Bond Inflation Strategy and Real Asset Strategy, each a Strategy and collectively the "Strategies") offering Class A, Class C, Advisor Class, Class 1 and Class 2 shares (collectively, the "Prospectuses").  Copies of the Prospectuses may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

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AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS

Introduction to the Strategies
Each Strategy is a series of the AllianceBernstein Bond Fund, Inc. (the "Fund"). The Fund is an open-end investment company.
Except as noted, the Strategies' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") with respect to a Strategy without shareholder approval.  However, no Strategy will change its investment objective without at least 60 days' prior written notice to shareholders.  There is no guarantee that a Strategy will achieve its investment objective.  Whenever any investment policy or restriction states a percentage of a Strategy's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Strategy's acquisition of such securities or other assets.  Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.
Additional Investment Policies and Practices
The following information about the Strategies' investment policies and practices supplements the information set forth in the Prospectuses.
Derivatives
A Strategy may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices.  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives — options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Strategy, are described below.  Derivatives include listed and cleared transactions, where a Strategy's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Strategy's derivative trade counterparty is a financial institution.  Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.  The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts.  A forward contract, which may be standardized and exchange-traded or customized and privately-negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date.  A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract.  Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts.  A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date.  Options on futures contracts are options that call for the delivery of futures contracts upon exercise.  Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other).  This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated.  A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options.  An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.  Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps.  A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount).  Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Strategy receiving or paying, as the case may be, only the net amount of the two payments).  Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged.  Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing.  Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts.  Strategies post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing.  Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Risks of Derivatives and Other Regulatory Issues.  Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments.  Following is a general discussion of important risk factors and issues concerning the use of derivatives.

--            Market Risk.  This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Strategy's interest.

--            Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.  In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Strategy's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

--            Credit Risk.  This is the risk that a loss may be sustained by a Strategy as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract.  The credit risk for derivatives  traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance.  This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk.  For uncleared OTC derivatives, there is no similar clearing agency guarantee.  Therefore, a Strategy considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

--            Counterparty Risk.  The value of an OTC derivative will depend on the ability and willingness of a Strategy's counterparty to perform its obligations under the transaction.  If the counterparty defaults, a Strategy will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings.  In addition, if a counterparty fails to meet its contractual obligations, a Strategy could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Strategy.  Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses.  As a result, OTC derivatives generally expose a Strategy to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing.  Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction.  Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers.  Central clearing is expected to reduce, but not eliminate, counterparty risk.  A Strategy will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

--            Liquidity Risk.  Liquidity risk exists when a particular instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

--            Leverage Risk.  Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

--            Regulatory Risk.  The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements.  While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Strategy's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).  In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility.  Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions.  These regulations and actions may adversely affect the instruments in which a Strategy invests and its ability to execute its investment strategy.

--            Other Risks.  Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices.  Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Strategy.  Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track.  Consequently, a Strategy's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Strategy's investment objective.

Other.  A Strategy may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder.  Under CFTC rules, a registered investment company that conducts more than a minimal amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO").  Under such rules, registered investment companies are subject to additional disclosure and reporting requirements.  AllianceBernstein L.P., the Strategies' adviser (the "Adviser") and the Strategies, except Real Asset Strategy, have claimed an exclusion from the definition of commodity pool operator under CFTC Rule 4.5 and are not currently subject to these registration, disclosure and reporting requirements.  The trading exemption in Rule 4.5 is not available to Real Asset Strategy and the Adviser has registered as a CPO with respect to that Strategy.  This registration subjects Real Asset Strategy to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with Securities and Exchange Commission ("SEC") disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures, Forwards and Swaps by a Strategy

—Forward Currency Exchange Contracts.  A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date.  A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.  NDFs specify a cash payment upon maturity.  NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Bond Inflation Strategy and Real Asset Strategy may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Strategies from adverse changes in the relationship between the U.S. Dollar and other currencies.  A Strategy may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts.  A Strategy may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract.  Nevertheless, by entering into such forward currency exchange contracts, the Strategies may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Strategy may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities.  For example, the Strategy may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value.  The Strategy would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract.  Similarly, the Strategy may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value.  The Strategy would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

—Options on Securities and Municipal and U.S. Government Securities.  A Strategy may write and purchase call and put options on securities.  In purchasing an option on securities, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option.  Thus, a Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium.  If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

A Strategy may also purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future.  If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.
A Strategy may purchase put options to hedge against a decline in the value of portfolio securities.  If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit.  By using put options in this way, the Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Strategy may write a put or call option in return for a premium, which is retained by the Strategy whether or not the option is exercised.  A Strategy may write covered options or uncovered options.  A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written.  A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written.  Uncovered options or "naked options" are riskier than covered options.  For example, if a Strategy wrote a naked call option and the price of the underlying security increased, the Strategy would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Strategy may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date.  By writing a straddle, the Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price.  This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The Strategies may purchase or write options on securities of the types in which they are permitted to invest in privately-negotiated (i.e., over-the-counter) transactions.  By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Strategies will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.  Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Strategies to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

—Options on Securities Indices.  An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Strategy may write (sell) call and put options and purchase call and put options on securities indices.  If a Strategy purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of the Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Strategy's security holdings.

A Strategy may also write put or call options on securities indices to, among other things, earn income.  If the value of the chosen index declined below the exercise price of the put option, the Strategy has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option.  Similarly, if the value of the index is higher than the exercise price of the call option, the Strategy has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be off set by the premium it received upon sale of the call option.  If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Strategy could experience a substantial loss.

The purchase of call options on securities indices may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, the Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

—Options on Foreign Currencies.  Bond Inflation Strategy and Real Asset Strategy may purchase and write options on foreign currencies for hedging and non-hedging purposes.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, the Strategies may purchase put options on the foreign currency.  If the value of the currency does decline, the Strategies will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategy may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to the Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Strategy could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

Bond Inflation Strategy and Real Asset Strategy may write options on foreign currencies for hedging purposes or to increase return.  For example, where the Strategies anticipate a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates they could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Strategy also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, Bond Inflation Strategy and Real Asset Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.  The Strategies may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities.  For example, each Strategy may purchase call options in anticipation of an increase in the market value of a currency.  The Strategy would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs.  Otherwise, the Strategy would realize no gain or a loss on the purchase of the call option.  Put options may be purchased by the Strategy for the purpose of benefiting from a decline in the value of a currency that the Strategy does not own.  The Strategy would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs.  Otherwise, the Strategy would realize no gain or loss on the purchase of the put option.  For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

Special Risks Associated with Options on Currencies.  An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series.  Although Bond Inflation Strategy and Real Asset Strategy will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.  For some options, no secondary market on an exchange may exist.  In such event, it might not be possible to effect closing transactions in particular options, with the result that the Strategy would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

—Futures Contracts and Options on Futures Contracts.  Futures contracts that a Strategy may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.  A Strategy may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed-income securities.  For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio.  However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities.  If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Strategy from declining as much as it otherwise would have.  On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.  Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized.  At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

A Strategy may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  A Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts.  However, if the value of the foreign currency increases relative to the dollar, a Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Strategy could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies.  When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Strategy may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated.  Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Strategy may also use foreign currency futures contracts and options on such contracts for non-hedging purposes.  Similar to options on currencies described above, a Strategy may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities.  The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.  For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices.  For example, a Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position.  When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase.  As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
Options on futures contracts are options that call for the delivery of futures contracts upon exercise.  Options on futures contracts written or purchased by a Strategy will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Strategy's portfolio.  If the futures price at expiration of the option is below the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase.  If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Strategy may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.  For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling futures contracts, purchase put options thereon.  In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option.  If the anticipated market decline were not to occur, the Strategy will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.  However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities that the Strategy intends to purchase may be less expensive.

—Credit Default Swap Agreements.  The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.  Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring.  A Strategy may be either the buyer or seller in the transaction.  As a seller, the Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs.  If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer.  The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Strategy will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation.  The value of the reference obligation received by the Strategy as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss to the Strategy.  If the Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.

—Currency Swaps.  Bond Inflation Strategy and Real Asset Strategy may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".  Currency swaps involve the exchange by the Strategy with another party of a series of payments in specified currencies.  Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon termination of the transaction.  Currency swaps may be bilateral and privately negotiated, with the Strategy expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions.  The Strategies will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

—Swaps:  Interest Rate Transactions.  A Strategy may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date.  Unless there is a counterparty default, the risk of loss to a Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make.  If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually obligated to receive.

Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium".  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index.  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.  Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

Caps and floors are less liquid than swaps.  These transactions do not involve the delivery of securities or other underlying assets or principal.  A Strategy will enter into interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

—Inflation (CPI) Swaps.  Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate.  Inflation swap agreements may be used to protect the NAV of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

—Total Return Swaps.  A Strategy may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset.  The Strategy is subject to market price volatility of the underlying referenced asset.  A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount.  To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

– Special Risks Associated with Swaps.  Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract.  The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Strategy, and/or the termination value at the end of the contract.  Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk.  The risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy's exposure to the counterparty.  Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be, subject to mandatory central clearing.  Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.  The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.  Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.  Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

—Eurodollar Instruments.  Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

—Currency Transactions.  Bond Inflation Strategy and Real Asset Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis.  The Adviser may actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options.  The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities.  Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security.  A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).

Bank Obligations
A Strategy may invest in bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdraw on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Strategy will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Event-linked Securities

Event-linked securities are variable rate or fixed rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes.  The most common type of fixed-income securities are known as "catastrophe" or "CAT" bonds.  In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs prior to the securities' maturity, a Strategy may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven.  For example, if a Strategy holds a fixed-income security that covers an insurer's losses due to a hurricane with a "trigger" at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Strategy will lose all or a portion of its principal invested in the security and forgo any future interest payments.  If the trigger event(s) does not occur, the Strategy will recover its principal plus interest.  Interest typically accrues and is paid on a quarterly basis.  Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument.  As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times.  These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities ("junk bonds").  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).  When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made.  A Strategy assumes the rights and risks of ownership of the security but the Strategy does not pay for the securities until they are received.  If a Strategy is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner may increase the Strategy's volatility of returns.

The use of forward commitments enables a Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices.  For instance, a Strategy may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge").  In addition, when the Strategy believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Strategy's securities denominated in such foreign currency, or when the Strategy believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge").  If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Strategy might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

When-issued securities and forward commitments may be sold prior to the settlement date.  If the Strategy chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's NAV.

At the time a Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.  Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases.  For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities.  Also, the Strategy may have to sell assets which have been set aside in order to meet redemptions.  In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made.  Any such gain or loss would be treated as a capital gain or loss for tax purposes.  When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Strategy's payment obligation).  No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.  In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Strategy may be adversely affected.

Illiquid Securities
A Strategy will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Strategy's net assets would be invested in such securities.  For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Strategy over-the-counter and the cover for options written by the Strategy over-the-counter, and (c) repurchase agreements not terminable within seven days.  Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Strategy, however, could affect adversely the marketability of such portfolio securities and the Strategy might be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in a Strategy that are eligible for resale pursuant to Rule 144A.  In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Infrastructure Investments
The Real Asset Strategy may invest in infrastructure-related securities.  Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets.  The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor's level of control over the management or operation of the entity.
Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements.  Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations.  Changing public perception and sentiment may also influence a government's level of support or involvement with an infrastructure entity.

Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans.  Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks.  The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data.  A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development.  Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets.  The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project.  Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.
Infrastructure projects or assets may also be subject to operational risks, including the project manager's ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project's equity investors. Additionally, the operator of an infrastructure project or asset may not be able pass along the full amount of any cost increases to customers.
An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity's assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets.  Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets.  An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of financing.
Insured Bonds

Municipal Bond Inflation Strategy may obtain insurance on its municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies.  Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds.  AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. ("Assured").  Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies.  These insurers include National Public Finance Guarantee Corporation ("National"), a wholly-owned subsidiary of MBIA Inc. ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; Syncora Guarantee Inc. ("Syncora") (formerly XL Capital Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc.) ("CIFG NA"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc.  As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur.  Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance.  Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency.  The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies.  Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor.  Moreover, while insurance coverage for the municipal securities held by the Strategy may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors.  As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.  The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature.  In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Investment in Exchange-Traded Funds and Other Investment Companies
A Strategy may invest in shares of exchange-traded funds, or ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance.  ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index.  ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons.  A Strategy will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs.  In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV.  Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.
A Strategy may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder.  As with ETF investments, if the Strategy acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses.  The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.
Investments in the Wholly-Owned Subsidiary

The Real Asset Strategy seeks to gain exposure to commodities and commodity-related investments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the "Subsidiary").  Investments in the Subsidiary are expected to provide the Real Asset Strategy with exposure to the commodity markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code") and recent Internal Revenue Service (the "IRS") revenue rulings, as discussed below under "Dividends, Distributions and Taxes".  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Strategy is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary is advised by the Adviser, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Strategy; however, the Subsidiary (unlike the Strategy), may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.  The Strategy and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities, that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Strategy.  By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary's investments.  The derivatives and other investments held by the Subsidiary are generally similar to those held by the Strategy and are subject to the same risks that apply to similar investments if held directly by the Strategy.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities.  Although the Strategy may enter into these commodity-linked derivative instruments directly, the Strategy will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary.  To the extent that the Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Strategy's investment in the Subsidiary will likely increase.  The Subsidiary will also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary's derivatives position.  To the extent that the Strategy invests in the Subsidiary, the Strategy may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectuses and this SAI.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectuses and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Strategy and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could negatively affect the Strategy and its shareholders.

Loans of Portfolio Securities

A Strategy may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statutes, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act.  Under the Strategy's securities lending program, all securities loans will be secured continually by cash collateral.  A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.  In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk.  The Strategy will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount – i.e., the borrower may pay a fee to the Strategy in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

A Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities.  While securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities.

A Strategy will invest cash collateral in a money market fund that complies with Rule 2a-7 under the 1940 Act, has been approved by the Board and is expected to be advised by the Adviser.  Any such investment of cash collateral will be subject to the money market fund's investment risk.  The Strategy may pay reasonable finders', administrative and custodial fees in connection with a loan.

A Strategy will not have the right to vote any securities having voting rights during the existence of the loan.  The Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights.  When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

Loan Participations and Assignments

A Strategy may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments").  The financial status of an institution interposed between a Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

A Strategy's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers.  Agent banks typically have broad discretion in enforcing loan agreements.

A Strategy's investment in Participations typically will result in the Strategy having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly.  A Strategy will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Strategy generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Strategy may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Strategy may be subject to the credit risk of both the borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Strategy may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired.  A Strategy will acquire Participations only if the Lender interpositioned between the Strategy and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

When a Strategy purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Strategy as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.  The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Strategy may acquire an interest in a Loan is through a Participation and not an Assignment.  A Strategy may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party.  Because there is no liquid market for such securities, the Strategy anticipates that such securities could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Strategy's ability to dispose of particular Assignments or Participations when necessary to meet the Strategy's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Strategy to assign a value to these securities for purposes of valuing the Strategy's portfolio and calculating its asset value.

Loans in which a Strategy may invest include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition.  A Strategy may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities

The mortgage-related securities in which a Strategy may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Strategy) by governmental, government-related or private organizations.  Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities.  Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment consisting of both interest and principal payments.  In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.  Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through".  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments.  In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.  The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is the Government National Mortgage Association, or GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association, or FNMA and the Federal Home Loan Mortgage Corporation, or FHLMC.  FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government.  After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements.  The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities.  The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008.  The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations.  FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government.  Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans.  Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments.  However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments.  The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement.  Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees).  There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities, and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics.  Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.  Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans.  For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations.  Another form of mortgage-related security is a "pay-through" security, which is a debt obligation.  A Strategy may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages.  CMOs are the predominant type of "pay-through" mortgage-related security.  In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral.  Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities.  Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index.  ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages.  ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities.  To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value.  The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase.  These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan).  Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage‑Related Securities.  Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets.  A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets and one class of principal-only securities ("POs") receiving all of the principal payments from the underlying assets.  IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped.  IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class.  POs generally increase in value as interest rates decrease.  If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets.  Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.  Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

A Strategy will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States.  Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers.  Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes.  Commercial mortgage-backed securities may pay fixed or floating-rates of interest.  The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics.  Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing.  Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties.  In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Certain Risks.  The value of mortgage-related securities is affected by a number of factors.  Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages.  Such prepayments generally occur during periods of falling mortgage interest rates.  If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities.  In that event, a Strategy may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities.  Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities.  The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments.  During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities.  Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates.  If the life of a mortgage-related security is inaccurately predicted, a Strategy may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans.  Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

Subordinated mortgage-related securities may have additional risks.  The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors.  In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities.  Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise.  Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities.  The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable.  There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Strategy's ability to buy or sell those securities at any particular time.  Without an active trading market, mortgage-related securities held in a Strategy's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages.  In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities.  Such an adverse effect is especially possible with fixed-rate mortgage securities.  If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

Other Asset-Backed Securities. A Strategy may invest in other asset-backed securities.  The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.  For example, a Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used.  For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There have also been proposals to cap the interest rate that a credit card issuer may charge.  In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer.  Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Securities.  A Strategy may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities.  Types of structured financings include, for example, mortgage-related and other asset-backed securities.  A Strategy's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations.  This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments.  Because Structured Securities of the type in which the Strategy anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

A Strategy is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.  Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.
Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities).  As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock

A Strategy may invest in preferred stock.  Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return.  Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock.  Accordingly, preferred stock dividends are not paid until all debt obligations are first met.  Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  Real Asset Strategy may invest in REITs and will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses it incurs directly.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.
Investing in REITs involves risks similar to those associated with investing in small capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.
REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.  REITs (especially mortgage REITs) also are subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
A repurchase agreement is an agreement by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later.  The purchase and repurchase obligations are transacted under one document.  The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate.  During the term of the repurchase agreement, a Strategy monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount.  Because a repurchase agreement permits a Strategy to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Strategy to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.  Repurchase agreements may exhibit the characteristics of loans by the Strategy.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise.  In such event, a Strategy would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities.  A Strategy may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Strategy's rights.  The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which a Strategy enters into repurchase agreement transactions.

A Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements.  In this type of transaction, the Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date.  Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates.  Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements.  A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions.  A Strategy has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
Reverse repurchase agreements are identical to repurchase agreements, except that rather than buying securities for cash subject to their repurchase by the seller, a Strategy sells portfolio assets concurrently with an agreement by the Strategy to repurchase the same assets at a later date at a fixed price slightly higher than the sale price.  During the reverse repurchase agreement period, the Strategy continues to receive principal and interest payments on these securities.  Generally, the effect of a reverse repurchase agreement is that the Strategy can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the "interest cost" to the Strategy of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.
Reverse repurchase agreements are considered to be a loan to a Strategy by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Strategy.  By entering into reverse repurchase agreements, the Strategy obtains additional cash to invest in other securities.  The Strategy may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing.  Reverse repurchase agreements create leverage and are speculative transactions because they allow the Strategy to achieve a return on a larger capital base relative to its NAV.  The use of leverage creates the opportunity for increased income for the Strategy's shareholders when the Strategy achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds that it pays in interest on the reverse repurchase transactions.  However, there is a risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Strategy on the reverse repurchase transactions.
Reverse repurchase agreements involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.  In addition, the use of these investments results in leveraging the Strategy's common stock because the Strategy uses the proceeds to make investments in other securities.  See "Borrowing and Use of Leverage" below.

Rights and Warrants
A Strategy may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Strategy's portfolio.  Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of a right or warrant does not necessarily change with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings
The ratings of fixed-income securities by Moody's, S&P, Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk.  They are, however, subject to certain limitations from an investor's standpoint.  The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in credit risk of securities within each rating category.
Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics.  Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Non-rated securities will also be considered for investment by a Strategy when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Strategy to a degree comparable to that of rated securities which are consistent with the Strategy's objectives and policies.

The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd.  Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ.  In such an event and for purposes of determining compliance with restrictions on investments for a Strategy, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating.  For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P).  Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).
The Adviser will try to reduce the risk inherent in a Strategy's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions.  However, there can be no assurance that losses will not occur.  In considering investments for Strategies, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.  The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales

A Strategy may make short sales of securities or maintain a short position.  A short sale is effected by selling a security that a Strategy does not own, or, if the Strategy does own such security, it is not to be delivered upon consummation of sale.  A short sale is against the box to the extent that a Strategy contemporaneously owns or has the right to obtain securities identical to those sold.  A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise.  If the price of the securities sold short increases between the time of a short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield.  Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity.  However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.  Short sales may be used in some cases by a Strategy to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Strategy.  See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Strategy.

U.S. Government Securities
U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself.  These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the  United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or institutions; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that may not be supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs.  The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years.  Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities.  Zero-coupon securities are described in more detail in "Zero-Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities – Stripped Mortgage-Related Securities" above.  In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected securities tend to react to changes in real interest rates.  In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall.  In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation.  Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure.  The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI.  When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater.  TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued.  The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.  TIPS are issued in terms of 5, 10 and 20 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Strategy that holds the securities.
U.S. Government securities are considered among the safest of fixed-income investments.  As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Municipal Securities

Municipal Bond Inflation Strategy invests in municipal securities.  Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper.  In the event Municipal Bond Inflation Strategy invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations.  Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges.  The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds.  General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.  Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer.  The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds.  Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds.  The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Bond Inflation Strategy may also invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes.  These municipal securities may have more risks than those of U.S. issuers generally.  Like many U.S. states and municipalities, Puerto Rico, in particular, experienced a significant downturn during the recent recession.  As a result of Puerto Rico's challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a "negative watch".  If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected.

Municipal Bond Inflation Strategy may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap".  Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor.  The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument.  These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

Municipal Bond Inflation Strategy may invest in zero-coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts.  The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

Municipal Bond Inflation Strategy may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate.  Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component.  The Strategy may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases.  Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Municipal Bond Inflation Strategy may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of the Strategy's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities.  The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest or other debt securities issued by a special purpose corporation.  Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer.  There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied.  Other features may include the right of the Strategy to tender the security prior to its stated maturity.  The Strategy will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Strategy from the securities is exempt from, as applicable, Federal and state income taxes.

Municipal notes in which the Strategy may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice.  The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks.  The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

Tax anticipation notes are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes.  Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  In most such cases, the long-term bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days).  Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors.  The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them.  It should be emphasized that such ratings are general and are not absolute standards of quality.  Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield.  The Adviser appraises independently the fundamental quality of the securities included in the Strategy's portfolios.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments.  Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.  However, the Strategy does not have any restrictions on the maturity of municipal securities in which it may invest.  The Strategy will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.  The achievement of the Strategy's respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Strategy invests to meet their obligations for the payment of principal and interest when due.  Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

After purchase by the Strategy, a municipal security may cease to be rated, its rating may be reduced below the minimum required for purchase by the Strategy or it may default.  These events do not require sales of such securities by the Strategy, but the Adviser will consider such event in its determination of whether the Strategy should continue to hold the security.  To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Strategy's quality criteria as described in the Prospectuses.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

Proposals have been considered by Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities.  If such a proposal were enacted, the availability of municipal securities for investment by the Strategy and the NAV and yield of the Strategy would be affected.  Additionally, the Strategy's investment objectives and policies would likely need to be reevaluated.

Standby Commitment Agreements
A Strategy may, from time to time, enter into standby commitment agreements.  Such agreements commit the Strategy, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Strategy at the option of the issuer.  The price and coupon of the security are fixed at the time of the commitment.  At the time of entering into the agreement the Strategy is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Strategy has committed to purchase.  The fee is payable whether or not the security is ultimately issued.  A Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Strategy and which are unavailable on a firm commitment basis.
There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Strategy's NAV.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Structured Products

A Strategy may invest in structured products.  Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument.  Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices or differences between prices of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.  The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms.  Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Strategy than investing in the underlying assets or benchmarks and the related derivative.  These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return.  In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities.  These products may not bear interest or pay dividends.  The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  Under certain conditions, the redemption value of a structured product could be zero.  Structured products are potentially more volatile and carry greater market risks than traditional debt instruments.  The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time.  Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities.  The risk of these investments can be substantial with the possibility that the entire principal amount is at risk.  The purchase of structured products also exposes a Strategy to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: A Strategy may invest in a particular type of structured instrument sometimes referred to as a "structured note".  The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof).  Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital.  Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator.  Therefore, the value of such notes and securities may be very volatile.  Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.  Structured notes or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes:  Structured products may provide exposure to the commodities markets.  These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices.  They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts.  The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index.  These notes expose a Strategy economically to movements in commodity prices.  These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities.  In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.  Therefore, the Strategy might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities:  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets.  For example, a Strategy may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available.  Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.  For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that a Strategy would receive as an investor in the trust.  A Strategy's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers.  However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Tender Option Bond Transactions

Municipal Bond Inflation Strategy may enter into tender option bond transactions ("TOBs") in which the Strategy may sell a municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust), sponsored by the broker (the "Trust").  The Strategy receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return.  The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes.  These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur.  Under certain circumstances, the Trust may be terminated or collapsed, either by the Strategy or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider.  The Strategy continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the Trust, which include payments to the trustee and the liquidity provider and organizational costs.  The Strategy uses the cash received from the transaction for investment purposes, which involves leverage risk.  For a discussion of the risks of TOBs, see "Leverage" below.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate.  Some of these securities are backed by pools of mortgage loans.  Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.  Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates.  Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
A zero-coupon security pays no interest to its holder during its life.  An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price).  Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Strategy may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes.  A Strategy may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill.  The zero-coupon securities purchased by a Strategy may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system.  In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Strategies) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID").  As a result, in order to make the distributions necessary for a Strategy not to be subject to federal income or excise taxes, the Strategy may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Strategy has actually received as interest during the year.  The Strategies believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations

Borrowing and Use of Leverage.  A Strategy may use borrowings for investment purposes subject to the restrictions of the 1940 Act.  Borrowings by the Strategy result in the leveraging of the Strategy's shares of common stock.  The proceeds of such borrowings will be invested in accordance with the Strategy's investment objectives and policies.  The Strategy also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls, and, for Municipal Bond Inflation Strategy, TOBs.  This means that the Strategy will use the cash proceeds made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Strategy's shareholders.  These include a higher volatility of the NAV of the Strategy's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates.  So long as the Strategy is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher net return than if the Strategy were not leveraged.  However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return than if the Strategy were not leveraged.  Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if the Strategy were not leveraged.  In an extreme case, if the Strategy's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the Municipal Bond Inflation Strategy's net return.  If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Strategy's NAV.  In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring a Strategy to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Strategy to potential losses that, in some cases, may exceed the amount originally invested by the Strategy.  When a Strategy engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Strategy's exposure, on a marked-to-market or other relevant basis, to the transaction.  Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Strategy's investment restriction concerning senior securities.  The segregation of assets is intended to enable the Strategy to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Strategy's exposure to loss.

Investments in Lower-Rated and Unrated Instruments.  Bond Inflation Strategy may invest in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality.  Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates.  These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions.  In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.  The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold.  To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Strategy's assets.  In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.  Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment-grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Strategy may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it.  Such securities may present risks based on payment expectations.  If an issuer exercises such a "call option" and redeems the security, the Strategy may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Strategy.

In seeking to achieve the Strategy's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Strategy's portfolio will be unavoidable.  Moreover, medium- and lower- rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions.  Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Strategy.

U.S. Corporate Fixed-Income Securities.  A Strategy may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks.  Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer.  In addition, such issuers may lose experienced management as a result of the restructuring.  Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.  A Strategy may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Strategy's investment objectives.  A Strategy's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Risks of Investments in Foreign Securities.  Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.  Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies.  These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.
There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the U.S.  Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.  In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.  In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which Bond Inflation Strategy and Real Asset Strategy will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits.  Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.  Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.
It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign securities markets are generally not as developed or efficient as those in the United States.  While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the U.S.  Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Strategy will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which Bond Inflation Strategy and Real Asset Strategy may invest and could adversely affect the Strategies' assets should these conditions or events recur.

Foreign investment in certain foreign securities is restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of Bond Inflation Strategy.  Certain countries in which the Strategy may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by Bond Inflation Strategy and Real Asset Strategy could be reduced by foreign income taxes, including withholding taxes.  It is impossible to determine the effective rate of foreign tax in advance.  Each Strategy's NAV may also be affected by changes in the rates or methods of taxation applicable to the Strategy or to entities in which the Strategy has invested.  The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Strategy will not be subject to change.  A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Strategy.  See "Foreign Income Taxes" below.

For many foreign securities, there are U.S. Dollar-denominated American Depository Receipts ("ADRs") that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available.  ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in stock of foreign issuers, a Strategy can avoid currency risks which might occur during the settlement period for either purchases or sales.  A Strategy may purchase foreign securities directly, as well as through ADRs.

Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities.  Transactions in forward currency exchange contracts, as well as futures, options on foreign currencies and swaps, are subject to all of the correlation, liquidity and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by Bond Inflation Strategy and Real Asset Strategy.  In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which Bond Inflation Strategy and Real Asset Strategy make investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Strategies from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by Bond Inflation Strategy and Real Asset Strategy in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC.  Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation.  In an OTC trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy.  Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Strategy could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity.  This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and Bond Inflation Strategy and Real Asset Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  The Strategy will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option.  Bond Inflation Strategy and Real Asset Strategy are not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting Bond Inflation Strategy and Real Asset Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Strategy's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume period.

Foreign Currency Transactions.  Bond Inflation Strategy and Real Asset Strategy may invest, sometimes substantially, in securities denominated in foreign currencies and a corresponding portion of the Strategies' revenues will be received in such currencies.  In addition, the Strategies may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above.  The dollar equivalent of the Strategies' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar.  Such changes will also affect the Strategies' income.  The Strategies will, however, have the ability to attempt to protect themselves against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above.  While the Strategies have this ability, there is no certainty as to whether, and to what extent, the Strategies will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, Strategies' NAV to fluctuate.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  To the extent the Strategies' total assets adjusted to reflect the Strategies' net position after giving effect to currency transactions are denominated or quoted in the currencies of foreign countries, the Strategies will be more susceptible to the risk of adverse economic and political developments within those countries.

Bond Inflation Strategy and Real Asset Strategy will incur costs in connection with conversions between various currencies.  The Strategies may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.  If the value of the foreign currencies in which each Strategy receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if the Strategy has insufficient cash in U.S. Dollars to meet distribution requirements.

If the value of the foreign currencies in which Bond Inflation Strategy and Real Asset Strategy receive income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategies may be required to liquidate securities in order to make distributions if the Strategies have insufficient cash in U.S. Dollars to meet the distribution requirements that the Strategies must satisfy to qualify as a regulated investment company for federal income tax purposes.  Similarly, if the value of a particular foreign currency declines between the time the Strategies incur expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.  In light of these risks, the Strategies may engage in certain currency hedging transactions, which themselves, involve certain special risks.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies
Each Strategy has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of a Strategy's outstanding voting securities, which means the affirmative vote of (i) 67% or more of the shares of the Strategy represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Strategy, whichever is less.
As a matter of fundamental policy, a Strategy:
(a)            may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;
(b)            may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.  For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;
(c)            may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;
(d)            may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.  This restriction does not prohibit the Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;
(e)            with respect to Bond Inflation Strategy and Municipal Bond Inflation Strategy, may purchase or sell commodities or options thereon to the extent permitted by applicable law and, with respect to Real Asset Strategy, may not purchase or sell commodities except to the extent that the Strategy may do so in accordance with applicable law and the Strategy's Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act; or

(f)            may not act as an underwriter of securities, except that the Strategy may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act.
As a fundamental policy, which cannot be changed without shareholder approval, each of Bond Inflation Strategy and Municipal Bond Inflation Strategy is diversified (as that term is defined in the 1940 Act).  This means that at least 75% of the Strategy's assets consist of:
•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Strategy.
As a fundamental policy, which can be changed without shareholder approval, Real Asset Strategy is non-diversified as that term is described in the 1940 Act.  This means the Strategy is not limited in the proportion of its assets that may be invested in the securities of a single issuer.
Non-Fundamental Investment Policies
The following are descriptions of operating policies that the Strategies have adopted but that are not fundamental and are subject to change without shareholder approval.  The Strategies may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategies may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategies may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

MANAGEMENT OF THE STRATEGIES

The Adviser
The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Strategy under the supervision of the Board (see "Management of the Strategies" in your Prospectuses).  The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.
The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2014, totaling over $473 billion.  The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.
As of September 30, 2014, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:
AXA and its subsidiaries	62.9%
AllianceBernstein Holding L.P.	34.7%
Unaffiliated holders	1.4%
100%

As of September 30, 2014, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"), owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding").  Holding Units trade publicly on the Exchange under the ticker symbol "AB".

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser.  AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser.  Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.5% economic interest in the Adviser as of September 30, 2014.
Advisory Agreements and Expenses
Under the Strategies' Advisory Agreement, the Adviser serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy, and manages, supervises and conducts the affairs of each Strategy, subject to oversight of the Board.  The Adviser also provides persons satisfactory to the Board to act as officers of the Strategies.  Such officers or employees may be employees of the Adviser or of its affiliates.

The Adviser is, under each Strategy's Advisory Agreement, responsible for any expenses incurred by a Strategy in promoting the sale of Strategy shares (other than the portion of the promotional expenses borne by the Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing and mailing Strategy prospectuses and other reports to shareholders and all expenses and fees related to proxy solicitations and registrations and filings with the SEC and with state regulatory authorities).
Each Strategy has, under its Advisory Agreement, assumed the obligation for payment of all of its other expenses.  As to the obtaining of services other than those specifically provided to the Strategies by the Adviser, each Strategy may employ its own personnel.  For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Strategy at cost and the payments therefore must be specifically approved by the Board.  For the fiscal year ended October 31, 2013, Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy paid the Adviser in respect of such services $43,312, $52,718 and $52,467, respectively.
The Advisory Agreement continues in effect with respect to each Strategy so long as such continuance is specifically approved at least annually by the Company's Directors or by a majority vote of the holders of the outstanding voting securities of each Strategy and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons of any such party, at a meeting in person called for the purpose of voting on such matter.  Most recently, continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board, at their meetings held on November 5-7, 2013.
Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the relevant Strategy and by the vote of a majority of the Directors who are not interested persons of the Strategy or the Adviser.  The Advisory Agreements may be terminated without penalty by the Adviser, by vote of the Directors or by vote of a majority of the outstanding voting securities of the relevant Strategy upon 60 days' written notice, and it terminates automatically in the event of its assignment.  The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.
Bond Inflation Strategy has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .50 of 1% of the first $2.5 billion, .45 of 1% of the excess over $2.5 billion up to $5 billion and .40 of 1% of the excess over $5 billion of the Strategy's average net assets. Effective February 1, 2014, the Adviser has contractually agreed for the period from the effective date of the Strategy's Prospectuses to the effective date of the subsequent Prospectuses incorporating the Strategy's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operating expenses, excluding interest expense, do not, on an annual basis, exceed .80%, 1.50%, .50%, 1.00%, .75%, .50%, .50% .60% and .50% for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares, respectively. Until February 1, 2014, the Adviser had agreed to waive its fees and to bear certain expenses so that total operating expenses, excluding interest expense, did not, on an annual basis, exceed .75%, 1.45%, .45%, .95%, .70% and .45%, .55% and .45% for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively.  These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period.  For the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, the Adviser received under the Advisory Agreement the amount of $964,250, $281,063 and $340,213, respectively, as advisory fees from the Strategy.  Under the expense limitation undertaking, $775,537, $694,739 and $617,995 was waived and/or reimbursed by the Adviser for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, respectively.

Municipal Bond Inflation Strategy has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .50 of 1% of the first $2.5 billion, .45 of 1% of the excess over $2.5 billion up to $5 billion and .40 of 1% of the excess over $5 billion of the Strategy's average net assets. The Adviser has contractually agreed for the period from the effective date of the Strategy's Prospectuses to the effective date of the subsequent Prospectuses incorporating the Strategy's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operating expenses, excluding interest expense, do not, on an annual basis, exceed the net expenses reflected in the "Fees and Expenses of the Strategy" at the beginning of the Prospectuses. These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period. For the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, the Adviser received under the Advisory Agreement the amount of $3,168,638, $1,451,477and $274,397, respectively, as advisory fees from the Strategy.  Under the expense limitation undertaking, $632,966, $598,023 and $468,862 was waived and/or reimbursed by the Adviser for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, respectively.
Real Asset Strategy has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .75 of 1% of the Strategy's average daily net assets.  Effective February 1, 2014, the Adviser has contractually agreed for the period from the effective date of the Strategy's Prospectuses to the effective date of the subsequent Prospectuses incorporating the Strategy's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operating expenses, excluding interest expense, do not, on an annual basis, exceed 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, 1.00%, 1.25% and 1.00%, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares of the Strategy.  For the Strategy's three most recent fiscal years, the Adviser had agreed to waive its fees and to bear certain expenses so that total operating expenses, excluding interest expense, did not, on an annual basis, exceed 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period. For the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, the Adviser received under the Advisory Agreement the amount of $2,628,753, $1,954,951 and $317,118, respectively, as advisory fees from the Strategy.  Under the expense limitation undertaking, $1,008,824, $808,446 and $887,855 was waived and/or reimbursed by the Adviser for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, respectively.
Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies.  The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies.  If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.  It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies.  When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all open-end investment companies; and to the following registered closed-end investment companies: AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc. and AllianceBernstein Multi-Manager Alternative Fund. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AllianceBernstein Funds".

Board of Directors Information
  Certain information concerning the Directors is set forth below.
NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN ALLIANCEBERNSTEIN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS

INDEPENDENT DIRECTORS Chairman of the Board
Marshall C. Turner, Jr., # ^ 72 (2005)
Private Investor since prior to 2009.  Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000.  Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009.  He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations.  He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005.  He is Chairman of the AllianceBernstein Funds since January 2014.
		100	Xilinx, Inc. (programmable logic semiconductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, # 71 (1998)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992.	100	None

Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., #, ## 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013.	100	None

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009 and Cirrus Logic Corporation (semi-conductors) since prior to 2009 and until July 2011

Nancy P. Jacklin, # 65 (2006)
Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008.  Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982).  Member of the Bar of the District of Columbia and New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.
		100	None

Garry L. Moody, # 61 (2008)
Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department.  He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds.  He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.
		100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director's Guidebook. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committee of the Funds.	100	None

INTERESTED DIRECTOR

Robert M. Keith, +, ++ 1345 Avenue of the Americas New York, NY 10105 53
Senior Vice President of the Adviser++ and head of AllianceBernstein Investments Inc. ("ABI")++ since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008.  Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004.  Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he had been associated since prior to 2004.
	100	None

________________________
*	The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund's Directors.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##	Member of the Fair Value Pricing Committee.
+	Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.
++	The Adviser and ABI are affiliates of the Fund.
^	Mr. Turner became Chairman of the Board on January 1, 2014.

The business and affairs of the Fund are overseen by the Board.  Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors".  Certain information concerning the Fund's governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund's Directors.  The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders.  In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund.  Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.  The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve.  Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.
Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.  In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, has served as a director of Greenbacker Renewable Energy Company LLC and has served as a director and Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships and Chairman of the AllianceBernstein Funds as of January 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007.  The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function.  The Board is responsible for oversight of the Fund.  The Fund has engaged the Adviser to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws.  The Board typically meets in-person at regularly scheduled meetings eight times throughout the year.  In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times.  The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees – the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  Each committee is composed exclusively of Independent Directors.  The responsibilities of each committee, including its oversight responsibilities, are described further below.  The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.
An Independent Director serves as Chairman of the Board.  The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the Independent Directors and management.  The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships.  In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser.  The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.
Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities.  The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers.  Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls.  Oversight of risk management is provided by the Board and the Audit Committee.  The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals.  As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.
Board Committees.  The Board has four standing committees — an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee.  The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.
The function of the Audit Committee is to assist the Board in its oversight of the Strategies' financial reporting process.  The Audit Committee met three times during the Strategies' most recently completed fiscal year.
The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board.  The Governance and Nominating Committee met three times during the Strategies' most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee.  Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board.  The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties.  The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.
Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Strategy's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group.  To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Strategy no less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders.  If the Strategy did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Strategy begins to print and mail its proxy materials.  Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.
Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Strategy (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Strategy to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Strategies; (v) the class or series and number of all shares of a fund of the Strategies owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Strategies' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder.  "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board.  If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.
The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders.  The Governance and Nominating Committee will not consider self-nominated candidates.  The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources.  These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Strategy, and the candidate's ability to qualify as an Independent Director.  When assessing a candidate for nomination, the Committee considers whether the individual's background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.
The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Strategies' NAV by more than $0.01 per share.  The Fair Value Pricing Committee did not meet during the Strategies' most recently completed fiscal year.
The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements.  The Independent Directors Committee met twelve times during the Strategies' most recently completed fiscal year.
The dollar range of each Strategy's securities owned by each Director and the aggregate dollar range of securities of funds in  the AllianceBernstein Fund Complex owned by each Director are set forth below.

Dollar Range of Equity Securities in the Strategies
As of January 13, 2014

Name of Director	Bond Inflation	Municipal Bond Inflation	Real Asset
John H. Dobkin	None	None	None
Michael J. Downey	None	None	None
William H. Foulk, Jr.	None	None	None
D. James Guzy	None	None	None
Nancy P. Jacklin	None	None	$10,001-$50,000
Robert M. Keith*	None	None	None
Garry L. Moody	None	None	None
Marshall C. Turner, Jr.	$10,001-$50,000	None	$10,001-$50,000
Earl D. Weiner	None	None	None

Aggregate Dollar Range of Equity Securities in the AllianceBernstein Fund Complex as of December 31, 2013
Name of Director
John H. Dobkin	Over $100,000
Michael J. Downey	Over $100,000
William H. Foulk, Jr.	Over $100,000
D. James Guzy	Over $100,000
Nancy P. Jacklin	Over $100,000
Robert M. Keith*	None
Garry L. Moody	Over $100,000
Marshall C. Turner, Jr.	Over $100,000
Earl D. Weiner	Over $100,000

*For information presented as of December 31, 2013 with respect to Mr. Keith, unvested interests in certain deferred compensation plans, including the Partner Compensation Plan are not included.
Officer Information
Certain information concerning each Strategy's officers is set forth below.
NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Robert M. Keith, 53	President and Chief Executive Officer	See above.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer
Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004.  Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

Phyllis J. Clarke, 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Bond Inflation Strategy

Paul J. DeNoon, 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Rajen B. Jadav, 38	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Shawn E. Keegan, 42	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Douglas J. Peebles, 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Greg J. Wilensky, 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Municipal Bond Inflation Strategy

Michael G. Brooks, 65	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

R. B. (Guy) Davidson III, 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Wayne D. Godlin, 52	Vice President
Senior Vice President of the Adviser,** with which he has been associated since December 2009.  Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2009.

Terrance T. Hults, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Real Asset Strategy

Jonathan E. Ruff, 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
___________________
*	The address for each of the Strategies' Officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Strategies.
The Strategies do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" of the Fund.  The aggregate compensation paid to the Directors by each Strategy for the fiscal year ended October 31, 2013, the aggregate compensation paid to each of the Directors during calendar year 2013 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below.  Neither the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.  Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

Name of Director of the Fund	Aggregate Compensation from the Strategies	Total Compensation from the AllianceBernstein Fund Complex, Including the Strategies	Total Number of Investment Companies in the AllianceBernstein Fund Complex, Including the Strategies, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AllianceBernstein Fund Complex, Including the Strategies, as to which the Director is a Director or Trustee

John H. Dobkin	$3,728	$262,000	31	100
Michael J. Downey	$3,728	$262,000	31	100
William H. Foulk, Jr.	$6,961	$487,000	31	100
D. James Guzy	$3,728	$262,000	31	100
Nancy P. Jacklin	$3,728	$262,000	31	100
Robert M. Keith	$0	$0	31	100
Garry L. Moody	$4,205	$297,000	31	100
Marshall C. Turner, Jr.	$3,728	$262,000	31	100
Earl D. Weiner	$3,986	$280,000	31	100

As of January 13, 2014, the Directors and officers of the Strategies as a group owned less than 1% of the shares of each Strategy and each class of shares thereof, except for the Advisor Class shares of Real Asset Strategy.
Additional Information About the Strategies' Portfolio Managers
BOND INFLATION STRATEGY
The management of, and investment decisions for, the Strategy's portfolio are made by the Adviser's U.S. Core Fixed-Income Team.  Paul J. DeNoon, Rajen B. Jadav, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals1 with the most significant responsibility for the day-to-day management of the Strategy's portfolio.  For additional information about the portfolio management of the Strategy, see "Management of the Strategies – Portfolio Managers" in the Strategies' Prospectuses.
The dollar ranges of the Strategy's equity securities owned directly or beneficially by the Strategy's Portfolio Managers as of October 31, 2013 are set forth below.

[1]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND[2]

Paul J. DeNoon	None
Rajen B. Jadav	None
Shawn E. Keegan	None
Douglas J. Peebles	None
Greg J. Wilensky	None

As of October 31, 2013, employees of the Adviser had approximately $96,058,819 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.
The following tables provide information regarding registered investment companies other than the Strategy, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Strategy's fiscal year ended October 31, 2013.
REGISTERED INVESTMENT COMPANIES (excluding the Strategy)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul J. DeNoon	8	$17,042,000,000	None	None
Rajen B. Jadav	43	$8,646,000,000	None	None
Shawn E. Keegan	4	$4,604,000,000	None	None
Douglas J. Peebles	35	$13,140,000,000	None	None
Greg J. Wilensky	43	$8,646,000,000	None	None

2            The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Paul J. DeNoon	20	$39,690,000,000	1	$11,000,000
Rajen B. Jadav	38	$646,000,000	None	None
Shawn E. Keegan	12	$13,308,000,000	None	None
Douglas J. Peebles	46	$5,536,000,000	1	$ 6,000,000
Greg J. Wilensky	40	$881,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Paul J. DeNoon	30	$9,762,000,000	1	$980,000,000
Rajen B. Jadav	124	$10,938,000,000	1	$277,000,000
Shawn E. Keegan	122	$52,706,000,000	3	$3,062,000,000
Douglas J. Peebles	93	$32,805,000,000	9	$3,106,000,000
Greg J. Wilensky	125	$11,187,000,000	2	$526,000,000
MUNICIPAL BOND INFLATION STRATEGY
The management of, and investment decisions for, the Strategy's portfolio are made by the Adviser's Municipal Bond Investment Team.  Michael G. Brooks, R.B. (Guy) Davidson III, Terrance T. Hults and Wayne D. Godlin are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy's portfolio.  For additional information about the portfolio management of the Strategy, see "Management of the Strategies – Portfolio Managers" in the Strategy's Prospectuses.
The dollar ranges of the Strategy's equity securities owned directly or beneficially by the Strategy's Portfolio Managers as of October 31, 2013 are set forth below.
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND[3]

Michael G. Brooks	None
R.B. (Guy) Davidson III	Over $1,000,000
Terrance T. Hults	$50,001-$100,000
Wayne D. Godlin	None

3            The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

As of October 31, 2013, employees of the Adviser had approximately $96,058,819 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.
The following tables provide information regarding registered investment companies other than the Strategy, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Strategy's fiscal year ended October 31, 2013.
REGISTERED INVESTMENT COMPANIES (excluding the Strategy)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Michael G. Brooks	32	$16,468,000,000	None	None
R.B. (Guy) Davidson III	32	$16,468,000,000	None	None
Terrance T. Hults	32	$16,468,000,000	None	None
Wayne D. Godlin	32	$16,468,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Michael G. Brooks	5	$345,000,000	None	None
R.B. (Guy) Davidson III	5	$345,000,000	None	None
Terrance T. Hults	5	$345,000,000	None	None
Wayne D. Godlin	5	$345,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Michael G. Brooks	1,624	$11,645,000,000	2	$338,000,000
R.B. (Guy) Davidson III	1,624	$11,645,000,000	2	$338,000,000
Terrance T. Hults	1,624	$11,645,000,000	2	$338,000,000
Wayne D. Godlin	1,624	$11,645,000,000	2	$338,000,000
REAL ASSET STRATEGY
The management of, and investment decisions for, the Strategy's portfolio are made by the Adviser's Real Asset Strategy Team.  Jonathan E. Ruff is the investment professional with the most significant responsibility for the day-to-day management of the Strategy's portfolio.  For additional information about the portfolio management of the Strategy, see "Management of the Strategy – Portfolio Managers" in the Strategy's Prospectuses.
The dollar ranges of the Strategy's equity securities owned directly or beneficially by the Strategy's Portfolio Manager as of October 31, 2013 are set forth below.
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND[4]

Jonathan E. Ruff	$100,001-$500,000

As of October 31, 2013, employees of the Adviser had approximately $96,058,819 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.
The following tables provide information regarding registered investment companies other than the Strategy, other pooled investment vehicles and other accounts over which the portfolio mangers also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Strategy's fiscal year ended October 31, 2013.

4            The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

REGISTERED INVESTMENT COMPANIES (excluding the Strategy)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Jonathan E. Ruff	2	$798,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Jonathan E. Ruff	1	$24,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Jonathan E. Ruff	None	None	None	None
Investment Professional Conflict of Interest Disclosure
As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty.  We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities.  Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.  We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.  The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients.  Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client.  Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser.  The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser.  The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients.  The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.  Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account.  The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.  Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably.  Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts.  The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities.  These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients.  The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.  Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities.  Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account.  An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Fund.  The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan.  Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a four-year period.  Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash.  The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser.  On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
The incentive portion of total compensation is determined by quantitative and qualitative factors.  Quantitative factors, which are weighted more heavily, are driven by investment performance.  Qualitative factors are driven by contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk-adjusted investment performance.  Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods.  Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class.  Portfolio managers of the Strategies do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.
Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen.  Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients.  Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE STRATEGIES

Distribution Services Agreement
The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Strategies' shares and to permit the Strategies to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class C shares, Class 1 shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").
In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Strategy and its shareholders.  The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.
The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.
The Plan will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose.  Most recently, the Directors approved the continuance of the Plan for an additional annual term at their meetings held on November 5-7, 2013.
All material amendments to the Plan will become effective only upon approval as provided in the preceding paragraph; and the Plan may not be amended in order to increase materially the costs that a Strategy may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Strategy or the class or classes of the Strategy affected.
The Agreement may be terminated (a) by any Strategy without penalty at any time by a majority vote of the holders of Strategy's outstanding voting securities voting separately by class or by majority vote of the Qualified Directors, or (b) by ABI.  To terminate the Plan or the Agreement, any party must give the other party 60 days' prior written notice, except that a Strategy may terminate the Plan without giving prior notice to ABI.  The Agreement will terminate automatically in the event of an assignment.  The Plan is of a type known as a "reimbursement plan", which means that it compensates the distributor for the actual costs of services rendered.
In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class C, Class 1, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

During the fiscal year ended October 31, 2013, for Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:
Strategy	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class A Shares
Bond Inflation Strategy	$59,899	.30%
Municipal Bond Inflation Strategy	$305,870	.30%
Real Asset Strategy	$208,648	.30%

For the fiscal year ended October 31, 2013 for Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class A shares were as follows:
Category of Expense	Bond Inflation Strategy	Municipal Bond Inflation Strategy	Real Asset Strategy

Advertising/Marketing	$200	$1,040	$710

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$7	$43	$38

Compensation to Underwriters	$8,240	$622,319	$236,639

Compensation to Dealers	$60,482	$42,089	$28,854

Compensation to Sales Personnel	$19,808	$56,257	$19,723

Interest, Carrying or Other Financing Charges	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$8,632	$44,087	$30,174

Totals	$97,369	$765,835	$316,138

During the fiscal year ended October 31, 2013, for Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:
Strategy	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class C Shares
Bond Inflation Strategy	$74,747	1.00%
Municipal Bond Inflation Strategy	$362,530	1.00%
Real Asset Strategy	$148,391	1.00%

For the fiscal year ended October 31, 2013 for Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class C shares were as follows:

Category of Expense	Bond Inflation Strategy	Municipal Bond Inflation Strategy	Real Asset Strategy

Advertising/Marketing	$79	$375	$154

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$5	$22	$9

Compensation to Underwriters	$3,121	$349,246	$143,698

Compensation to Dealers	$72,782	$15,136	$6,214

Compensation to Sales Personnel	$976	$10,429	$2,767

Interest, Carrying or Other Financing Charges	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$3,255	$15,758	$6,462

Totals	$80,218	$390,966	$159,304

During the fiscal year ended October 31, 2013, for Bond Inflation Strategy and Real Asset Strategy, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:
Strategy	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class R Shares
Bond Inflation Strategy	$2,398	.50%
Real Asset Strategy	$134	.50%

For the fiscal year ended October 31, 2013 for Bond Inflation Strategy and Real Asset Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class R shares were as follows:
Category of Expense	Bond Inflation Strategy	Real Asset Strategy

Advertising/Marketing	$3	$0

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$0	$0

Compensation to Underwriters	$201	$94

Compensation to Dealers	$2,651	$11

Compensation to Sales Personnel	$14	$15

Interest, Carrying or Other Financing Charges	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$212	$8

Totals	$3,081	$128

During the fiscal year ended October 31, 2013, for Bond Inflation Strategy and Real Asset Strategy, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:
Strategy	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class K Shares
Bond Inflation Strategy	$5,099	.25%
Real Asset Strategy	$3,749	.25%

For the fiscal year ended October 31, 2013, for Bond Inflation Strategy and Real Asset Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class K shares were as follows:
Category of Expense	Bond Inflation Strategy	Real Asset Strategy

Advertising/Marketing	$21	$16

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$1	$1

Compensation to Underwriters	$854	$3,779

Compensation to Dealers	$5,092	$616

Compensation to Sales Personnel	$149	$128

Interest, Carrying or Other Financing Charges	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$887	$648

Totals	$7,004	$5,188

During the fiscal year ended October, 2013, for Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy, with respect to Class 1 shares, the distribution services fees for expenditures payable to ABI were as follows:
Strategy	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class 1 Shares
Bond Inflation Strategy	$260,314	.10%
Municipal Inflation Strategy	$336,645	.10%
Real Asset Strategy	$776,503	.25%

For the fiscal year ended October 31, 2013 for Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class 1 shares were as follows:
Category of Expense	Bond Inflation Strategy	Municipal Bond Inflation Strategy	Real Asset Strategy

Advertising/Marketing	$2,630	$3,407	$3,106

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$82	$88	$64

Compensation to Underwriters	$106,716	$336,521	$776,123

Compensation to Dealers	$260,081	$137,682	$126,547

Compensation to Sales Personnel	$151,148	$212,643	$185,871

Interest, Carrying or Other Financing Charges	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$112,202	$144,889	$133,534

Totals	$632,859	$835,230	$1,225,245

Distribution services fees are accrued daily and paid monthly and charged as expenses of each Strategy as accrued.  The distribution services fees attributable to the Class C, Class 1, Class R and Class K shares of each Strategy are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares.  In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class C shares of each Strategy and the distribution services fees on the Class 1 shares, Class R shares and the Class K shares of each Strategy are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Strategy in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the relevant Strategy's shares.
With respect to Class A shares of each Strategy, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Strategy in subsequent fiscal years.  ABI's compensation with respect to Class C, Class 1, Class R and Class K shares of each Strategy under the Plan is directly tied to the expenses incurred by ABI.  Actual distribution expenses for Class C shares, Class 1 shares, Class R shares and Class K shares of each Strategy for any given year, however, will probably exceed the distribution services fee payable under the Plan with respect to the class involved and, in the case of Class C shares of each Strategy, payments received from CDSCs.  The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.
For the fiscal year ended October 31, 2013 for Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy, unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class C, Class R, Class K and Class 1 shares of each Strategy, as applicable, were as follows:

Class	Bond Inflation Strategy	Municipal Bond Inflation Strategy		Real Asset Strategy

Class C	$222,643	$278,047		$132,538
(% of the net assets of Class C)	3.81%	.77%		.89%

Class R	$15,415	N/	A	$13,832
(% of the net assets of Class R)	7.38%	N/	A	51.74%

Class K	$15,171	N/	A	$16,630
(% of the net assets of Class K)	.77%	N/	A	1.11%

Class 1	$1,144,606	$1,184,660		$1,221,944
(% of the net assets of Class 1)	.36%	.35%		6.99%

Transfer Agency Agreement
ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class 1, Class 2, Class R, Class K, Class I and Advisor Class shares of the Strategies, plus reimbursement for out-of-pocket expenses.  The transfer agency fee with respect to the Class C shares is higher than the transfer agency fee with respect to the other classes of shares, reflecting the additional costs associated with the Class C CDSCs.  For the fiscal year ended October 31, 2013 for Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy, the Fund paid ABIS $24,863, $26,015 and $68,031, respectively, for transfer agency services.
ABIS acts as the transfer agent for the Strategies.  ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.
Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers.  In those cases, the Strategies often do not maintain an account for you.  Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries.  The Strategies, ABI and/or the Adviser pays to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per share customer fund account per annum.  Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant.  Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of a Strategy, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan.  To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Strategy, they are included in Strategies' Prospectuses in the Strategy expense tables under "Fees and Expenses of the Strategy".  In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

PURCHASE OF SHARES

The following information supplements that set forth in your Prospectuses under the heading "Investing in the Strategies".
General
Shares of the Strategies are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (the "Class A shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to private clients ("Clients") of Sanford C. Bernstein & Co. LLC ("Bernstein") without any initial sales charge or CDSC (the "Class 1 shares"), to institutional clients of the Adviser and Bernstein Clients who have at least $3 million in fixed-income assets under management with Bernstein without any initial sales charge or CDSC (the "Class 2 shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), and, except for Municipal Bond Inflation Strategies, to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), with respect to Bond Inflation Strategy and Real Asset Strategy to group retirement plans, as described below, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), in each case as described below.  All of the classes of shares of the Strategies, except Class 2, Advisor Class, Class I and Class Z shares, are subject to Rule 12b-1 asset-based sales charges.  Shares of the Strategies that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority ("FINRA") and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.
Investors may purchase shares of the Strategies either through financial intermediaries or directly through ABI.  A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Strategy made through such financial intermediary.  Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Strategy, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts.  A Strategy is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements.  Sales personnel of financial intermediaries distributing the Strategy's shares may receive differing compensation for selling different classes of shares.
In order to open your account, a Strategy or your financial intermediary is required to obtain certain information from you for identification purposes.  This information may include name, date of birth, permanent residential address and social security/taxpayer identification number.  It will not be possible to establish your account without this information.  If the Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders.  These policies are described below.  There is no guarantee that a Strategy will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts.  Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares.  The Strategies reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.
Risks Associated With Excessive Or Short-Term Trading Generally.  While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders.  Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading.  In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity.  In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Strategy that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies.  This is because securities of foreign issuers are typically traded on markets that close well before the time each Strategy ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of securities of foreign issuers established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage").  A Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of  securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV.  While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in securities of foreign issuers.  Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").  All Strategies may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading.  Purchases and exchanges of shares of a Strategy should be made for investment purposes only.  A Strategy will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares.  The Strategies seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Strategies' ability to monitor purchase, sale and exchange activity.  A Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategies will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of a Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. A Strategy applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, each Strategy has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide a Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If the Strategy detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

A Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.  If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of a Strategy is its NAV, plus, in the case of Class A shares of the Strategy, a sales charge.  On each Strategy business day on which a purchase or redemption order is received by the Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of the Strategy's shares, the NAV per share is computed as of the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding.  A Strategy business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of a Strategy are expected to be substantially the same.  However, the NAVs of the Class C and Class R shares of the Strategy will generally be slightly lower than the NAVs of the Class A, Class 1, Class 2, Class K, Class I, Class Z and Advisor Class shares of the Strategy as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

A Strategy will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below.  Orders received by ABI prior to the Strategy Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) are priced at the NAV next computed on that day (plus applicable Class A sales charges).  In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Strategy Closing Time.  The financial intermediary is responsible for transmitting such orders by a prescribed time to the Strategy or its transfer agent.  If the financial intermediary fails to do so, the investor will not receive that day's NAV.  If the financial intermediary receives the order after the Strategy Closing Time, the price received by the investor will be based on the NAV determined as of the Strategy Closing Time on the next business day.

A Strategy may, at its sole option, accept securities as payment for shares of the Strategy, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Strategy.  The securities are valued by the method described under "Net Asset Value" below as of the date the Strategy receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio.  This is a taxable transaction to the shareholder.

Following the initial purchase of a Strategy's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI.  Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000.  Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA").  Telephone purchase requests must be received before the Strategy Closing Time to receive that day's public offering price.  Telephone purchase requests received after the Strategy Closing Time, are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the Strategy Closing Time on the following business day.

Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription.  As a convenience, and to avoid unnecessary expense to the Strategy, the Strategy will not issue share certificates representing shares of the Strategy.  Ownership of the Strategy's shares will be shown on the books of the Fund's transfer agent.  Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent.  This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Each class of shares in a Strategy represents an interest in the same portfolio of investments of the Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) Class C and Class R shares each bear the expense of a higher distribution services fee than those borne by Class A, Class 1 and Class K shares and Class I, Class 2, Class Z and Advisor Class shares do not bear such a fee, (iii) Class C shares bear higher transfer agency costs than that borne by Class A, Class 1, Class 2, Class R, Class K, Class I shares, Class Z and Advisor Class shares, and (iv) each of Class A, Class C, Class 1, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law.  Each class has different exchange privileges and certain different shareholder service options available.

The Directors have determined that currently no conflict of interest exists between or among the classes of shares of the Strategy.  On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
Classes A and C Shares.  Class A and Class C shares have the following alternative purchase arrangements:  Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative.  Special purchase arrangements are available for group retirement plans.  See "Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy.  See "Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts" below.  These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.  Investors should consider whether, during the anticipated life of their investment in a Strategy, the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares.  Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV.  For this reason, ABI will reject any order for more than $1,000,000 for Class C shares with respect to Bond Inflation Strategy and for more than $500,000 for Class C shares with respect to Municipal Bond Inflation Strategy.
Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares.  However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.  Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment.  Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.
Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a one-year period.  For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares of Bond Inflation Strategy would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares.  In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares.  This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Compensation Paid to Principal Underwriter

During the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, the aggregate amount of underwriting commission payable with respect to Class A shares of Bond Inflation Strategy was $51,689, $81,351 and $59,897, respectively.  Of that amount ABI received amounts of $3,214, $5,095 and $0, respectively, representing that portion of the sales charges paid on shares of the Strategy sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

During the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, the aggregate amount of underwriting commission payable with respect to Class A shares of Municipal Bond Inflation Strategy was $520,465, $418,467 and $405,701, respectively.  Of that amount ABI received amounts of $0, $1,300 and $0, respectively, representing that portion of the sales charges paid on shares of the Strategy sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

During the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, the aggregate amount of underwriting commission payable with respect to Class A shares of Real Asset Strategy was $110,734, $117,014 and $722,252, respectively.  Of that amount ABI received amounts of $4,924, $7,246 and $46,956, respectively, representing that portion of the sales charges paid on shares of the Strategy sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

The following table shows the CDSCs received by ABI from each share class during the Strategies' last three fiscal years.

Fiscal Year Ended October 31	Strategy	Amounts ABI Received in CDSCs From Class A Shares	Amounts ABI Received in CDSCs From Class C Shares
2013		$18	$1,105
2012	Bond Inflation Strategy	52	671
2011		858	4,992

2013		$36,212	$10,174
2012	Municipal Bond Inflation Strategy	35,047	9,272
2011		14,518	4,766

2013		$0	$6,807
2012	Real Asset Strategy	7	10,131
2011		0	2,017

Class A Shares.  The public offering price of Class A shares is the NAV per share plus a sales charge, as set forth below.
BOND INFLATION STRATEGY AND REAL ASSET STRATEGY

Sales Charge
Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price

Up to $100,000	4.44	4.25	4.00
$100,000 up to $250,000	3.36	3.25	3.00
$250,000 up to $500,000	2.30	2.25	2.00
$500,000 up to $1,000,000*	1.78	1.75	1.50
_________________
*	There is no initial sales charge on transactions of $1,000,000 or more.
MUNICIPAL BOND INFLATION STRATEGY
Sales Charge
Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price

Up to $100,000	3.09	3.00	3.00
$100,000 up to $250,000	2.04	2.00	2.00
$250,000 up to $500,000*	1.01	1.00	1.00
_________________
*	There is no initial sales charge on transactions of $500,000 or more.
All or a portion of the initial sales charge may be paid to your financial representative.  With respect to purchases of $1,000,000 or more for Bond Inflation Strategy and with respect to purchases of $500,000 or more for Municipal Bond Inflation Strategy, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%.  The CDSC on Class A shares will be waived on certain redemptions, as described below under "— Contingent Deferred Sales Charge".  The Strategies receive the entire NAV of their Class A shares sold to investors.  ABI's commission is the sales charge shown in the Prospectuses less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above.  In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI.  A selected dealer who receives a re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions or (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.  The Strategy receives the entire NAV of its Class A shares sold to investors.  ABI's commission is the sales charge shown in the Prospectuses less any applicable discount or commission "re-allowed" to selected dealers and agents.  ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above.  In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI.  A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.
Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $500,000 for Municipal Bond Inflation Strategy or $1,000,000 for Bond Inflation Strategy or Real Asset Strategy that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000.  Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.
In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.
Class A Shares--Sales at NAV.  A Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:
(i)	investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;
(ii)	officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;
(iii)	the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;
(iv)	persons participating in a fee-based program, sponsored and maintained by a broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

(v)	certain retirement plan accounts as described under "Alternative Purchase Arrangements–Group Retirement Plans and Tax-Deferred Accounts"; and
(vi)	current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.
Class C Shares.  Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption.  Class C shares are sold without an initial sales charge so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares.  The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more.  Class C shares do not convert to any other class of shares of a Strategy and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.
Contingent Deferred Sales Charge.  Class A share purchases of $1,000,000 or more with respect to Bond Inflation Strategy and Class A share purchases of $500,000 or more with respect to Municipal Bond Inflation Strategy and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts" below).  The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption.  Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price.  In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.
In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.  When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.  If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund.
Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to a Strategy in connection with the sale of Strategy shares, such as the payment of compensation to selected dealers and agents for selling Strategy shares.  The combination of the CDSC and the distribution services fee enables the Strategy to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70½, (iii) that had been purchased by present or former Directors, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs – Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/guarantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check.  The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Strategy or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.
Class 1 Shares.  Class 1 shares are offered only to Bernstein Clients.  Class 1 shares incur a .25% distribution services fee and thus have a lower expense ratio and pay correspondingly higher dividends than Class A shares and Class C shares.
Class 2 Shares.  Class 2 shares are offered only to institutional clients of the Adviser and Bernstein Clients who have at least $3 million in fixed-income assets under management with Bernstein after giving effect to their investment in the Strategies.  Class 2 shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C and Class 1 shares.
Asset Allocation.  Bernstein may, at a Client's request, maintain a specified percentage of the Client's assets in one or more of the Strategies, or vary the percentage based on Bernstein's opinion of a client's asset allocation.  In keeping with these Client mandates or for tax considerations, Bernstein may, without additional instructions from the Client, purchase or sell Class 1 and Class 2 shares of any Strategy from time to time.
Class R Shares (not offered for Municipal Bond Inflation Strategies).  Class R shares are offered to certain group retirement plans.  Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products.  Class R shares incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class K Shares (not offered for Municipal Bond Inflation Strategies).  Class K shares are available at NAV to group retirement plans.  Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products.  Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.
Class I Shares (not offered for Municipal Bond Inflation Strategies).  Class I shares are available at NAV to group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates.  Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products.  Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.
Class Z Shares.  Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans").
Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

Class Z shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.
Advisor Class Shares.  Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) officers and present or former Directors of the Strategies or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV".  Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares.  A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class 1, Class R or Class K shares.

Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts
Each Strategy, except for Municipal Bond Inflation Strategy, offers special distribution arrangements for group retirement plans.  However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI.  Group retirement plans also may not offer all classes of shares of the Strategy.  In addition, the Class A CDSC may be waived for investments made through certain group retirement plans.  Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.
Class A Shares.  Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees.  Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated.  ABI measures the asset levels and number of employees in these plans once monthly.  Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees.  If the plan terminates a Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.  Class A shares are also available at NAV to group retirement plans.  The 1%, 1-year CDSC also generally applies.  However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution plan.
Class C Shares.  Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees.  Class C shares are also available to group retirement plans with plan assets of less than $1 million.  If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds.  Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.
Class R Shares.  Class R shares are available to certain group retirement plans.  Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

Class K Shares.  Class K shares are available to certain group retirement plans.  Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.
Class I Shares.  Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund.  Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.
Class Z Shares.  Class Z shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund.  Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees.
Choosing a Class of Shares for Group Retirement Plans.  Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI.  Plan fiduciaries should consider how these requirements differ from the Strategy's share class eligibility criteria before determining whether to invest.
Currently, each Strategy makes its Class A shares available at NAV to group retirement plans.  Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan.  Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I and Class Z shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.
In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:
•	the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

•	the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

•	the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares
The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs.  In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction.  If a Strategy is not notified that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.
Combined Purchase Privilege.  Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Strategy (or any other AllianceBernstein Mutual Fund) into a single "purchase".  By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements – Class A Shares".  A "purchase" means a single purchase or concurrent purchases of shares of the Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer.  The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Strategy or shares of other registered investment companies at a discount.  The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.
Currently, the AllianceBernstein Mutual Funds include:
AllianceBernstein Blended Style Series, Inc.
 - AllianceBernstein 2000 Retirement Strategy
 - AllianceBernstein 2005 Retirement Strategy
 - AllianceBernstein 2010 Retirement Strategy
 - AllianceBernstein 2015 Retirement Strategy
 - AllianceBernstein 2020 Retirement Strategy
 - AllianceBernstein 2025 Retirement Strategy
 - AllianceBernstein 2030 Retirement Strategy
 - AllianceBernstein 2035 Retirement Strategy
 - AllianceBernstein 2040 Retirement Strategy
 - AllianceBernstein 2045 Retirement Strategy
 - AllianceBernstein 2050 Retirement Strategy
 - AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
 - AllianceBernstein Bond Inflation Strategy
 - AllianceBernstein Floating-Rate Strategies Fund
 - AllianceBernstein Government Reserves Portfolio
 - AllianceBernstein Intermediate Bond Portfolio

 - AllianceBernstein Limited Duration High Income Portfolio
 - AllianceBernstein Municipal Bond Inflation Strategy
 - AllianceBernstein Real Asset Strategy
 - AllianceBernstein Tax-Aware Fixed Income Portfolio
AllianceBernstein Cap Fund, Inc.
 - AllianceBernstein Dynamic All Market Fund
 - AllianceBernstein Emerging Markets Multi-Asset Portfolio
 - AllianceBernstein International Discovery Equity Portfolio
 - AllianceBernstein Market Neutral Strategy-Global
 - AllianceBernstein Market Neutral Strategy-U.S.
 - AllianceBernstein Select US Equity Portfolio
 - AllianceBernstein Select US Long/Short Portfolio
 - AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Core Opportunities Fund, Inc.
AllianceBernstein Discovery Growth Fund, Inc.
AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc.
AllianceBernstein Global Risk Allocation Fund, Inc.
AllianceBernstein Global Thematic Growth Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
 - California Portfolio
 - National Portfolio
 - New York Portfolio
 - AllianceBernstein High Income Municipal Portfolio
AllianceBernstein Municipal Income Fund II
 - Arizona Portfolio
 - Massachusetts Portfolio
 - Michigan Portfolio
 - Minnesota Portfolio
 - New Jersey Portfolio
 - Ohio Portfolio
 - Pennsylvania Portfolio
 - Virginia Portfolio
AllianceBernstein Trust
 - AllianceBernstein Discovery Value Fund
 - AllianceBernstein Global Value Fund
 - AllianceBernstein International Value Fund
 - AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
 - AllianceBernstein Balanced Wealth Strategy
 - AllianceBernstein Conservative Wealth Strategy
 - AllianceBernstein Growth Fund
 - AllianceBernstein Tax-Managed Balanced Wealth Strategy

 - AllianceBernstein Tax-Managed Conservative Wealth Strategy
 - AllianceBernstein Tax-Managed Wealth Appreciation Strategy
 - AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
 - Intermediate California Municipal Portfolio
 - Intermediate Diversified Municipal Portfolio
 - Intermediate New York Municipal Portfolio
 - International Portfolio
 - Short Duration Portfolio
 - Tax-Managed International Portfolio

Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.
Cumulative Quantity Discount (Right of Accumulation).  An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements – Class A Shares".  In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:
(i)	the investor's current purchase;
(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is a participant; and
(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).
The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all class of shares of AllianceBernstein Mutual Funds.  Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.
For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Strategy worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.
Letter of Intent.  Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements – Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Strategy or any AllianceBernstein Mutual Fund within 13 months.  Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent.  The AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent.  For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Strategy, the investor and the investor's spouse or domestic partner each purchase shares of the Strategy worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Bond Inflation Strategy or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).
The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated.  The minimum initial investment under a Letter of Intent is 5% of such amount.  Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary.  Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow.  When the full amount indicated has been purchased, the escrow will be released.
Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.
Reinstatement Privilege.  A shareholder who has redeemed any or all of his or her Class A shares of a Strategy may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date.  Shares are sold to a reinvesting shareholder at the NAV next-determined as described above.  A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction.  Investors may exercise the reinstatement privilege by written request sent to the relevant Strategy at the address shown on the cover of this SAI.
Dividend Reinvestment Program.  Under a Strategy's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Strategy without an initial sales charge or CDSC.  If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00.  Distributions of less than $25.00 will automatically be reinvested in Strategy shares.  To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH".  If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Strategy under the following circumstances:

(a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Strategy's transfer agent as undeliverable; or

(b) your checks remain uncashed for nine months.

Additional shares of the Strategy will be purchased at the then current NAV.  You should contact the Strategy's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.
Dividend Direction Plan.  A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s).  Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.  Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectuses.  Current shareholders should contact ABIS to establish a dividend direction plan.
Systematic Withdrawal Plan
General.  Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date.  The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70½ who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution.  For Class 1 and Class 2 shares, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more.  Systematic withdrawal plan participants must elect to have their dividends and distributions from the Strategy automatically reinvested in additional shares of the Strategy.
Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC.  Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted.  A systematic withdrawal plan may be terminated at any time by the shareholder or the Strategy.
Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.  Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions.  See "Redemption and Repurchase of Shares—General".  Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made.  While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network.  The proceeds of the sales under a systematic withdrawal plan will be sent directly to you or your designee.  Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.
CDSC Waiver for Class A Shares and Class C Shares.  Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder's account may be redeemed free of any CDSC.
With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations.  Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.
Automatic Sale
Class 1 Shares.  Under certain circumstances, Bernstein may redeem your Class 1 shares of a Strategy without your consent.  Maintaining small shareholder accounts is costly.  Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining Class 1 shares in the Strategy and close your account.  We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.
Class 2 Shares.  Under certain circumstances, Bernstein may redeem your Class 2 shares of a Strategy without your consent.  Maintaining small shareholder accounts is costly.  Accordingly, if you make a sale that reduces the value of your account to less than $250,000, we may, on at least 60 days' prior written notice, sell your remaining Class 2 shares in the Strategy and close your account.  We will not close your account if you increase your account balance to $250,000 during the 60 day notice period.
Payments to Financial Advisors and Their Firms
Financial intermediaries market and sell shares of a Strategy.  These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies.  This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay.  Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.
In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares.  ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more.  Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.
In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment.

Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.
In the case of Class 1 shares up to 100% of the Rule 12b-1 fee applicable to Class 1 shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class 1 shares.

In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.  ABI may pay a portion of "ticket" or other transactional charges.
Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:
•	upfront sales commissions;
•	Rule 12b-1 fees;
•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing shareholder record-keeping and/or transfer agency services.
Please read your Prospectuses carefully for information on this compensation.
Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectuses, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds.  Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year.  These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients.  The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2014, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22 million.  In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.
A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes.  In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list".  ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.
The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares.  Please see "Expenses of the Strategies – Transfer Agency Agreement" above.  These expenses paid by a Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategy – Annual Strategy Operating Expenses" in your Prospectuses.
If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another.  Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.
Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategy, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you.  You should also consult disclosures made by your financial advisor at the time of your purchase.
ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:
Advisor Group, Inc.
Ameriprise Financial Services
AXA Advisors
Cadaret, Grant & Co.
CCO Investment Services Corp.
Commonwealth Financial Network
Donegal Securities
Financial Network Investment Company
JP Morgan Securities
LPL Financial
Merrill Lynch
Morgan Stanley
Northwestern Mutual Investment Services
Raymond James

RBC Wealth Management
Robert W. Baird
Santander Securities
UBS Financial Services
Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.
Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectuses under the heading "Investing in the Strategies".  If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Strategy that are different from those described herein.  A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.  Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those imposed below.  Each Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Strategy's behalf.  In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.
Redemption
Subject only to the limitations described below, each Strategy will redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form.  Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge.  Payment of the redemption price normally will be made within seven days after the Strategy's receipt of such tender for redemption.  If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.
The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Strategy.

Payment of the redemption price normally will be made in cash but may be made, at the option of a Strategy, in-kind.  No interest will accrue on uncashed redemption checks.  The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Strategy's portfolio securities at the time of such redemption or repurchase.  Redemption proceeds from Class A and Class C shares will reflect the deduction of the CDSC, if any.  Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.
To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to the Strategy containing a request for redemption.  The Strategy may require the signature or signatures on the letter to be Medallion Signature Guaranteed.  Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.
To redeem shares of a Strategy represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed.  The stock assignment form on the reverse side of each share certificate surrendered to the Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Strategy.  The signature or signatures on the assignment form must be guaranteed in the manner described above.
Telephone Redemption by Electronic Funds Transfer. Each Strategy shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts).  A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Strategy Closing Time, on a Strategy business day.  Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.
Telephone Redemption by Check.  Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Strategy Closing Time, on a Strategy business day in an amount not exceeding $100,000.  Proceeds of such redemptions are remitted by check to the shareholder's address of record.  A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions—General.  During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks).  If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.  The Strategy reserves the right to suspend or terminate its telephone redemption service at any time without notice.  Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account.  Neither the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine.  The Strategy will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders.  If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions.  Financial intermediaries may charge a commission for handling telephone requests for redemptions.
A Strategy may redeem shares through ABI or financial intermediaries.  The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Strategy Closing Time will be executed at the NAV determined as of that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time).  The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time and receive that day's NAV).  If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary.  A shareholder may offer shares of a Strategy to ABI either directly or through a financial intermediary.  Neither the Strategies nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares).  Normally, if shares of a Strategy are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.  The redemption of shares of a Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategy and the Strategy may suspend or terminate this practice at any time.
Account Closure
Each Strategy reserves the right to close out an account that has remained below $1,000 for 90 days.  No CDSC will be deducted from the proceeds of this redemption.  In the case of a redemption or repurchase of shares of a Strategy recently purchased by check, redemption proceeds will not be made available until the Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectuses under the heading "Investing in the Strategies".  The shareholder services set forth below are applicable to all classes of shares of a Strategy unless otherwise indicated.
If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.
Automatic Investment Program
Investors may purchase shares of a Strategy through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account.  Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank.  The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase.  If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50.  If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more.  In electronic form, drafts can be made on or about a date each month selected by the shareholder.  Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application.  Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.
Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.
Exchange Privilege
You may exchange your investment in the Strategies for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class.  In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund.  Exchanges of shares are made at the NAV next determined and without sales or service charges.  Exchanges may be made by telephone or written request.  In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Strategy Closing Time on that day.

Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption.  When redemption occurs, the CDSC applicable to the original shares is applied.
Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request.  Call ABIS at (800) 221-5672 to exchange uncertificated shares.  Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes.  The exchange service may be modified, restricted, or terminated on 60 days' written notice.
All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired.  An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph.  Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.
Each Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates.  Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.
Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Strategy Closing Time on the Strategy business day as defined above.  Telephone requests for exchange received before the Strategy Closing Time on the Strategy business day will be processed as of the close of business on that day.  During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks).  If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.
A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.
None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine.  Each Strategy will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders.  If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions.  Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold.  Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.
Statements and Reports
Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption.  By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

NET ASSET VALUE

The NAV of each Strategy is computed each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.  A Strategy's NAV is calculated by dividing the value of the Strategy's total assets, less its liabilities, by the total number of its shares then outstanding.  A Strategy business day is any weekday on which the Exchange is open for trading.
Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Strategies' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board.  The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies.  The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Strategy's assets on behalf of the Strategy.
Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:
(a)            an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day.  On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

(b)            an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price.  An OTC equity security is valued at the mid level between the current bid and asked prices.  If the mid price is not available, the security will be valued at the bid price.  An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;
(c)            a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)).  If neither a current bid nor current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;
(d)            an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price.  If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;
(e)            a listed right is valued at the last traded price provided by approved pricing vendors.  If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day.  On the following day, the security is valued in good faith at fair value.  For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right.  There may be some instances when the subscription price is greater than the referenced security right.  In such instances, the right would be valued as worthless;
(f)            a listed warrant is valued at the last traded price provided by approved vendors.  If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day.  On the following day, the security is valued in good faith at fair value.  All unlisted warrants are valued in good faith at fair value.  Once a warrant has expired, it will no longer be valued;
(g)            preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;
(h)            U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity if the original term to maturity exceeded 60 days. The Adviser is responsible for monitoring whether any circumstances have occurred that indicate that the use of the amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates;

(i)            a fixed-income security is typically valued on the basis of bid prices provided by a pricing vendor when the Adviser reasonably believes that such prices reflect the market value of the security.  In certain markets, the market convention may be to use the mid price between bid and offer.  Fixed-income securities may be valued on the basis of mid prices when the approved pricing vendors normally provide mid prices, reflecting the convention of the particular markets.  The prices provided by a pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.  If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security.  If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote.  If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;
 (j)            bank loans are valued on the basis of bid prices provided by a pricing vendor;
(k)            bridge loans are valued at fair value, which equates to the outstanding loan amount, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount.  This may occur, due to, for example, a significant change in the high-yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;
(l)            whole loans:  residential and commercial mortgage whole loans and whole loan pools are fair market priced by an approved vendor;
(m)            forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates.  In most instances whenever both an "onshore" rate and an "offshore" (i.e., non deliverable forward "NDF") rate is available, the Adviser will use the offshore (NDF) rate.  NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;
(n)            swap pricing:  various approved external vendors are used to obtain pricing information and analysis.  This information is placed into various pricing models (depending on the type of derivative) to devise a price for each investment.  These pricing models are monitored/reviewed on an ongoing basis by the Adviser;
(o)            interest rate caps, floors and swaptions are valued at the present value of the terms of the agreements, which is provided by approved vendors; and
(p)            open-end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.

Each Strategy values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board.  When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate.  A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices.  The prices of securities used by a Strategy to calculate its NAV may differ from quoted or published prices for the same securities.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security.  Each Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Strategy ordinarily values its securities at 4:00 p.m., Eastern Time.  The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  For example, a Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets.  To account for this, that Strategy may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.
Subject to its oversight, the Board has delegated responsibility for valuing the Strategy's assets to the Adviser.  The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy.  The Valuation Committee values Strategy assets as described above.
The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when:  (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Strategy to dispose of securities owned by it or to determine fairly the value of its net assets or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.
For purposes of determining a Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.
The assets attributable to the Class A shares, Class C shares, Class 1 shares, Class 2 shares, Class R shares, Class K shares, Class I shares and Advisor Class shares are invested together in a single portfolio.  The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by a Strategy in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends paid by a Strategy, if any, with respect to Class A and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class C shares will be borne exclusively by the class to which they relate.
The following summary addresses only the principal U.S. federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies.  This summary does not address the U.S. federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules.  This summary is based upon the advice of counsel for the Strategies and upon current law and interpretations thereof.  No confirmation has been obtained from the relevant tax authorities.  There is no assurance that the applicable laws and interpretations will not change.
In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Strategies, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.
General
Each Strategy intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code.  To so qualify, a Strategy must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain "qualified publicly traded partnerships"; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Strategy's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Strategy's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategy's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Strategy's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), or securities (other than securities of other regulated investment companies) of any two or more issuers which the Strategy controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more "qualified publicly traded partnerships".
If a Strategy qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

Each Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or, if later during the calendar year, the last day of the Strategy's taxable year (i.e., November 30 or December 31) if the Strategy is eligible to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year.  For this purpose, income or gain retained by the Strategy that is subject to corporate income tax will be considered to have been distributed by the Strategy during such year.  For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Strategy on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.
The information set forth in the Prospectuses and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by a Strategy and assume that the Strategy qualifies to be taxed as a regulated investment company.  An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Strategy, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.
Dividends and Distributions
Each Strategy intends to make timely distributions of its respective taxable income (including any net capital gain) so that it will not be subject to federal income or excise taxes.  Dividends of each Strategy's net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income.  In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Strategy.  For information about Municipal Bond Inflation Strategy distributions, see "U.S. Federal Income Taxation of the Municipal Bond Inflation Strategy" below.
Some or all of the distributions from a Strategy may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains.  A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid.  In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of this preferential tax rate.  To the extent distributions from the Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates.  The Strategy will notify shareholders as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Strategy.  Any dividend or distribution received by a shareholder on shares of the Strategy will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution.  Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above.  Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Strategy.
After the end of the calendar year, a Strategy will notify shareholders of the federal income tax status of any distributions made by the Strategy to shareholders during such year.
Sales and Redemptions.  Any gain or loss arising from a sale or redemption of Strategy shares generally will be capital gain or loss if the Strategy shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss.  If a shareholder has held shares in a Strategy for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.  In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.
Any loss realized by a shareholder on a sale or exchange of shares of a Strategy will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged.  For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period.  If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.
Cost Basis Reporting.  As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the IRS the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed.  These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions.  Cost basis is used to determine whether a sale of the shares results in a gain or loss.  The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price.  If you redeem covered shares during any year, then the Strategies will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods:  Average Cost, First In-First Out (FIFO) and Specific Share Identification.  You may elect which method you want to use by notifying the Strategies.  This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares.  If you do not affirmatively elect a cost basis method then the Strategies' default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s).  The default method will also be applied to all new accounts established unless otherwise requested.

If you hold the Strategies' shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Tax Qualified Plans.  A dividend or capital gains distribution with respect to shares of a Strategy held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan.  Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.
Backup Withholding.  Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (at a rate of 28%) if such shareholder fails to provide the relevant Strategy with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding.  Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.
Tax Straddles.  Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Strategy in conjunction with any other position held by the Strategy may constitute a "straddle" for federal income tax purposes.  A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle".  In general, straddles are subject to certain rules that may affect the character and timing of the Strategy's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Strategy has unrealized gains with respect to the other position in such straddle; (ii) the Strategy's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Strategy which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Strategy all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — "Section 988" Gains or Losses.  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time Bond Inflation Strategy or Real Asset Strategy accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Strategy actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Strategy's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Strategy's net capital gain.  Because section 988 losses reduce the amount of ordinary dividends the Strategy will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Strategy shares.  To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.
Options, Futures Contracts, and Forward Foreign Currency Contracts.  Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes.  Section 1256 contracts held by Bond Inflation Strategy or Real Asset Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year.  Gain or loss realized by the Strategy on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss.  Gain or loss realized by the Strategy on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above.  The Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.
Gain or loss realized by a Strategy on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above.  The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Strategy upon termination of an option written by the Strategy) from the amount received, if any, for or with respect to the option (including any amount received by the Strategy upon termination of an option held by the Strategy).  In general, if the Strategy exercises such an option on a foreign currency, or if such an option that the Strategy has written is exercised, gain or loss on the option will be recognized in the same manner as if the Strategy had sold the option (or paid another person to assume the Strategy's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option.  The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Foreign Income Taxes.  Investment income received by the Bond Inflation Strategy and the Real Asset Strategy from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source.  The United  States has entered into tax treaties with many foreign countries which entitle the Strategies to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets to be invested within various countries is not known.
If more than 50% of the value of a Strategy's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Strategy may elect to "pass through" to the Strategy's shareholders the amount of foreign income taxes paid by the Strategy. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Strategy; (ii) treat their pro-rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.  In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro-rata share of the foreign taxes paid by the Strategy.  A shareholder's foreign tax credit with respect to a dividend received from the Strategy will be disallowed unless the shareholder holds shares in the Strategy on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.
Each Strategy intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Strategy will be able to do so.  Each shareholder will be notified within 60 days after the close of each taxable year of the Strategy whether the foreign taxes paid by the Strategy will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Strategy's gross income from foreign sources.  Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.
The federal income tax status of each year's distributions by the Strategy will be reported to shareholders and to the IRS.  The foregoing is only a general description of the treatment of foreign taxes under the U.S. federal income tax laws.  Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

Passive Foreign Investment Companies.  If Bond Inflation Strategy or Real Asset Strategy owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Strategy does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Strategy may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Strategy to its shareholders.  The Strategy may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Strategy as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Strategy or to any shareholder.  A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of "passive income".  A Strategy will generally be permitted to "mark-to-market" stock in a PFIC.  If the Strategy makes such an election, the Strategy would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Strategy's adjusted basis in the PFIC stock.  The Strategy would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Strategy's taxable income for prior taxable years.  The Strategy's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Strategy, would be treated as ordinary loss.  The Strategy generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Strategy purchases shares in a PFIC and the Strategy elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Strategy may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Strategy.  Any such income would be subject to the 90% and calendar year distribution requirements described above.
U.S. Federal Income Taxation of the Municipal Bond Inflation Strategy
The following discussion relates to certain significant U.S. federal income tax consequences to the Strategy with respect to the determination of its "investment company taxable income" each year.  This discussion assumes that the Strategy will be taxed as a regulated investment company for each of its taxable years.

Distributions to shareholders out of tax-exempt interest income earned by the Strategy is not subject to federal income tax if, at the close of each quarter of such Strategy's taxable year, at least 50% of the value of such Strategy's total assets consists of tax-exempt obligations.  The Strategy intends to meet this requirement.  Insurance proceeds received by the Strategy under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Strategy.

Substantially all of the dividends paid by the Strategy are anticipated to be exempt from federal income taxes.  Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes.  This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income.  Since the Strategy's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.  Furthermore, since the Strategy's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the reduced tax rates applicable to long-term capital gains.  Long-term capital gains, if any, distributed by the Strategy to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

If the Strategy's distributions exceed its income and capital gains realized in any year and the Strategy has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution.  If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

Options and Futures Contracts.  Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes.  Section 1256 contracts held by the Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year.  Gain or loss realized by the Strategy on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss.  The Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter options, gain or loss realized by the Strategy upon the lapse or sale of such options held by the Strategy will be either long-term or short-term capital gain or loss depending upon the Strategy's holding period with respect to such option.  However, gain or loss realized upon the lapse or closing out of such options that are written by the Strategy will be treated as short-term capital gain or loss.  In general, if the Strategy exercises an option, or an option that the Strategy has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Original Issue Discount and Market Discount Obligations.  Under the current original issue discount rules, the Strategy will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Strategy, tax-exempt interest income attributable to the Strategy from holding zero-coupon municipal securities.  These rules require that a holder (such as the Strategy) of a discount obligation accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Strategy does not receive interest payments in cash on the security during the year which reflect the accrued discount.  As a result of the above rules, in order to make the distributions necessary for the Strategy not to be subject to federal income or excise taxes, the Strategy may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Strategy has actually received as interest during the year.  Such distributions will be made from the cash assets of the Strategy, from borrowings or by liquidation of portfolio securities, if necessary.  If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell.  The Strategy may realize a gain or loss from such sales.  In the event the Strategy realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.  Under the market discount rules, a Strategy may recognize ordinary income from the sale of bonds which it purchased at a discount to their issue price in the secondary market.
U.S. Federal Income Taxation of the Real Asset Strategy
The following discussion relates to certain significant U.S. federal income tax consequences to the Real Asset Strategy with respect to the determination of its "investment company taxable income" each year.  This discussion assumes that the Strategy will be taxed as a regulated investment company for each of its taxable years.
Investments in the Wholly-Owned Subsidiary.  As described in the Prospectuses, the Strategy may gain exposure to the commodities markets through investments in commodity-linked derivative instruments.  On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity index-linked swaps would not be qualifying income.  As such, the Strategy's ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.
A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code.  The IRS has also issued several private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked swaps is qualifying income, in certain circumstances.  Based on the reasoning in such rulings, the Strategy will seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivative instruments and through investments in its Subsidiary (as discussed below).  The Strategy has received a private letter ruling from the IRS confirming that income derived from the Strategy's investment in the Subsidiary will constitute qualifying income to the Strategy.
As discussed in "Information about the Strategies and Their Investments – Investments in the Wholly-Owned Subsidiary", the Strategy intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes.  The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will be classified as "subpart F income" and also be qualifying income.

The Subsidiary will be treated as a controlled foreign corporation ("CFC").  The Strategy will be treated as a "U.S. shareholder" of the Subsidiary.  As a result, the Strategy will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income", whether or not such income is distributed by the Subsidiary.  It is expected that all of the Subsidiary's income will be "subpart F income".  The Strategy's recognition of the Subsidiary's "subpart F income" will increase the Strategy's tax basis in the Subsidiary.  Distributions by the Subsidiary to the Strategy will be tax-free, to the extent of its previously undistributed "subpart F income", and will correspondingly reduce the Strategy's tax basis in the Subsidiary.  "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.  If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Strategy.
Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business.  It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business.  However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business.  There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  It is not expected that the Subsidiary will derive income subject to such withholding tax.
Based, in part, on Revenue Ruling 2006-31, IRS guidance and advice of counsel, the Strategy will seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivatives and through investments in the Subsidiary.  The use of commodity-linked derivative instruments involves specific risks.  The Prospectuses, under the heading "Additional Information about the Strategy's Risks and Investments – Derivatives" provide further information regarding commodity-linked derivative instruments, including the risks associated with these instruments.
Stripped-Mortgage Related Securities.  Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year.  Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Strategy) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period.  Since interest included in the Strategy's income as a result of these rules will have been accrued and not actually paid, the Strategy may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

Other Taxes
A Strategy may be subject to other state and local taxes.
Taxation of Foreign Stockholders
Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Strategy is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.
If the income from a Strategy is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Strategy attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Strategy will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution.  Under a provision which expired on December 31, 2013, distributions of the Strategy attributable to short-term capital gains and U.S. source portfolio interest income were not subject to this withholding tax.  The expiration date of this provision may be extended by Congress, but there can be no assurances that this will be the case.
A foreign shareholder generally would be exempt from Federal income tax on distributions of a Strategy attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Strategy.  Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.
If the income from a Strategy is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions and any gain realized upon the sale of shares of the Strategy will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
The tax rules of other countries with respect to an investment in a Strategy can differ from the Federal income taxation rules described above.  These foreign rules are not discussed herein.  Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Strategy.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Strategies.  The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution").  In connection with seeking best price and execution, a Strategy does not consider sales of shares of the Strategy or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

Most of the transactions for the Strategies, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Adviser maintains regular contact.  Most transactions made by the Strategies will be principal transactions at net prices and the Strategies will incur little or no brokerage costs.  Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution are available elsewhere.  Purchases from underwriters of newly-issued securities for inclusion in the Strategies' portfolios usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked price.
No Strategy has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity.  In placing orders, it is the policy of a Strategy to obtain the best price and execution for its transactions.  Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser.  Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Strategies.  The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.
Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide.  To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Strategy, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategy.  While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.
The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities.  Research services furnished by brokers through which a Strategy effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with a Strategy.
Investment decisions for a Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser.  It may happen, on occasion, that the same security is held in the portfolio of a Strategy and one or more of such other companies or accounts.  Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts.  When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account.  In some cases this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

Allocations are made by the officers of a Strategy or of the Adviser.  Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.
During the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, the Bond Inflation Strategy incurred brokerage commissions amounting in the aggregate to $7,236, $0 and $0, respectively.
During the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, Municipal Bond Inflation Strategy incurred no brokerage commissions.
During the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, Real Asset Strategy incurred brokerage commissions amounting in the aggregate to $547,278, $504,351 and $320,171, respectively.
The Real Asset Strategy may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker").  In such instances the placement of orders with such brokers would be consistent with the Strategy's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser.  With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Strategy), or any affiliated person of such person, to receive a brokerage commission, from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.  Real Asset Strategy paid no brokerage commissions to the Affiliated Broker during its two most recent fiscal years.
Disclosure of Portfolio Holdings
Each Strategy believes that the ideas of the Adviser's investment staff should benefit the Strategy and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking.  However, each Strategy also believes that knowledge of the Strategy's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of each Strategy, policies and procedures relating to disclosure of the Strategy's portfolio securities.  The policies and procedures relating to disclosure of the Strategy's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Strategy's operation or useful to the Strategy's shareholders without compromising the integrity or performance of the Strategy.  Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategy and its shareholders) are met, the Strategy does not provide or permit others to provide information about the Strategy's portfolio holdings on a selective basis.

Each Strategy includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com).  The Adviser generally posts on the website a complete schedule of the Strategy's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month.  This posted information generally remains accessible on the website for three months.  For each portfolio security, the posted information includes its name, the number of shares held by the Strategy, the market value of the Strategy's holdings, and the percentage of the Strategy's assets represented by the Strategy's holdings.  In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Strategy holds, a summary of the Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding), and a percentage breakdown of the Strategy's investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month.  The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about a Strategy's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Strategy.  In addition, the Adviser may distribute or authorize distribution of information about the Strategy's portfolio holdings that is not publicly available, on the website or otherwise, to the Strategy's service providers who require access to the information in order to fulfill their contractual duties relating to the Strategy, and to facilitate the review of the Strategy by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders.  The Adviser does not expect to disclose information about the Strategy's portfolio holdings that is not publicly available to the Strategy's individual or institutional investors or to intermediaries that distribute the Strategy's shares.  Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Strategy's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security.  Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that a Strategy's portfolio holdings information is only disclosed in accordance with these policies.  Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Strategy and is in the best interest of the Strategy's shareholders.  The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure.  Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients.  The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement.  The Adviser's Chief Compliance Officer (or his designee)or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis.  If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning a Strategy's portfolio holdings: (i) the Strategy's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategy's custodian in connection with its custody of the Strategy's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek.  Information may be provided to these parties at any time with no time lag.  Each of these parties is contractually and ethically prohibited from sharing the Strategy's portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

Description of the Strategies

Each Strategy is a series of AllianceBernstein Bond Fund, Inc., a Maryland corporation.  The Strategies were organized in 2009 under the name of "AllianceBernstein Bond Inflation Strategy", "AllianceBernstein Municipal Bond Inflation Strategy" and "AllianceBernstein Multi-Asset Inflation Strategy", respectively.  AllianceBernstein Multi-Asset Inflation Strategy's name became "AllianceBernstein Real Asset Strategy" on September 27, 2010.
A shareholder will be entitled to share pro-rata with other holders of the same class of shares all dividends and distributions arising from the Strategy's assets and, upon redeeming shares, will receive the then-current NAV of the Strategy represented by the redeemed shares less any applicable CDSC.  The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategy, and additional classes of shares within a Strategy.  If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes.  Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner.

Each class of shares of the Strategy represents an interest in the same portfolio of investments and has the same rights and is identical in all respects, except that each of Class A and Class C shares of the Strategy bears its own distribution expenses and Advisor Class shares convert to Class A shares under certain circumstances.  Each class of shares of the Strategy votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law.  Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Strategy, entitled to receive the net assets of a Strategy.
It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.  Shareholders have available certain procedures for the removal of Directors.
Principal Holders
To the knowledge of each Strategy, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of the Strategies as of January 13, 2013 and as of November 28, 2014 with respect to Bond Inflation Strategy:

Class A Shares

Fund	Name and Address	Number of Class A Shares	% of Class A Shares

Bond Inflation Strategy	Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main St. San Francisco, CA 94105-1905	816,494	55.59%

	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046	94,232	6.42%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	116,099	7.90%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	114,892	7.82%

Municipal Bond Inflation Strategy	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,426,859	15.46%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	1,291,883	14.00%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,622,064	17.58%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	895,135	9.70%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	566,884	6.14%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	499,095	5.41%

	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	1,009,750	10.94%

Real Asset Strategy	Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main St. San Francisco, CA 94105-1905	1,575,419	26.85%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	335,527	5.72%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	453,973	7.74%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	294,415	5.02%

	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	1,419,295	24.19%

Class C Shares

Fund	Name and Address	Number of Class C Shares	% of Class C Shares

Bond Inflation Strategy	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	30,874	9.54%

	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046	22,013	6.80%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	33,799	10.44%

Municipal Bond Inflation Strategy	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	394,514	13.69%

	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046	190,994	6.63%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	743,312	25.80%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	607,752	21.09%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	188,159	6.53%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	218,916	7.60%

Real Asset Strategy	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	71,987	6.01%

	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046	77,109	6.44%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	221,622	18.50%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	92,544	7.72%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	92,207	7.70%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	97,152	8.11%

	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	308,505	25.75%

Advisor Class Shares

Fund	Name and Address	Number of Advisor Class Shares	% of Advisor Class Shares

Bond Inflation Strategy	Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	629,225	42.05%

	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	85,974	5.75%

	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	398,924	26.66%

Municipal Bond Inflation Strategy	Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	2,148,768	12.38%

	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	966,113	5.57%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	1,182,609	6.82%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,589,065	9.16%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6,235,866	35.94%

	Vallee & Co. FBO NJ C/O Harris Bank NA Attn: MF 11270 W. Park Pl. Suite 400 Milwaukee, WI 53224-3638	2,066,612	11.91%

Real Asset Strategy	Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	983,498	16.80%

	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	370,737	6.33%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	400,969	6.85%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,246,247	21.29%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	333,507	5.70%

Class R Shares

Fund	Name and Address	Number of Class R Shares	% of Class R Shares

Bond Inflation Strategy	MG Trust Company Cust. FBO Northland Bone & Joint Inc. Employee 717 17th St., Ste. 1300 Denver, CO 80202-3304	2,227	10.40%

	PAI Trust Company, Inc. Burns Chevrolet 401(K) P/S Plan 1300 Enterprise Drive De Pere, WI 54115-4934	19,190	89.60%

Real Asset Strategy	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct. 1 N. Lexington Ave. White Plains, NY 10601-1712	1,000	28.86%

	MG Trust Company Cust. FBO First Bank 717 17th St., Ste. 1300 Denver, CO 80202-3304	355	10.25%

	MG Trust Company Cust. FBO Edison, McDowell & Hetherington LLP 717 17th St., Ste. 1300 Denver, CO 80202-3304	474	13.69%

	Reliance Trust Company FBO Metro National Title P.O. Box 48529 Atlanta, GA 30362-1529	1,635	47.19%

Class K Shares

Fund	Name and Address	Number of Class K Shares	% of Class K Shares

Bond Inflation Strategy	Ascensus Trust Company C/F Rubin Insurance Agency Inc. 401K P.O. Box 10758 Fargo, ND 58106-0758	21,944	10.57%

	Belden Russonello Stewart 401K Profit Sharing Plan 1320 19th St., NW, Ste. 700 Washington, DC 20036-1631	19,637	9.46%

	Great-West Trust Company, LLC TTEE C AGMotion Inc. 401K 8515 East Orchard Road Greenwood Village, CO 80111-5002	10,687	5.15%

	Great-West Trust Company, LLC TTEE C Cardiology PC PSP 8515 East Orchard Road Greenwood Village, CO 80111-5002	13,518	6.51%
	Great-West Trust Company, LLC TTEE C Cranemere LLC 401K 8515 East Orchard Road Greenwood Village, CO 80111-5002	13,605	6.56%

	Great-West Trust Company, LLC TTEE C Digestive Healthcare of Georgia PC 8515 East Orchard Road Greenwood Village, CO 80111-5002	18,900	9.11%

	Great-West Trust Company, LLC TTEE C Financial Advisors Retirement Plan 8515 East Orchard Road Greenwood Village, CO 80111-5002	22,864	11.02%

	Great-West Trust Company, LLC TTEE F Microdesk Inc. 401K PSP C/O Fascore LLC 8515 East Orchard Road Greenwood Village, CO 80111-5002	24,417	11.77%

	Great-West Trust Company, LLC TTEE C News 2 You Inc. 401 K 8515 East Orchard Road Greenwood Village, CO 80111-5002	12,880	6.21%

Real Asset Strategy	Great-West Trust Company, LLC TTEE C AGMotion Inc. 401K 8515 East Orchard Road Greenwood Village, CO 80111-5002	20,788	13.62%

	Great-West Trust Company, LLC TTEE C Cardiology PC PSP 8515 East Orchard Road Greenwood Village, CO 80111-5002	26,401	17.30%

	Great-West Trust Company, LLC TTEE FBO Katz & Stefani, LLC 401K and Profit Sharing Plan 8515 East Orchard Road Greenwood Village, CO 80111-5002	8,230	5.39%

	Great-West Trust Company, LLC TTEE FBO Klatte Budenslek & Young-Agriesti, LLP 401K Plan 8515 East Orchard Road Greenwood Village, CO 80111-5002	10,750	7.04%

	Great-West Trust Company, LLC TTEE C Perry Hay & Chu PSP 8515 East Orchard Road Greenwood Village, CO 80111-5002	10,733	7.03%

	Kauff McGuire & Margolis 401K 950 3rd Avenue, Floor 15 New York, NY 10022-2729	23,532	15.42%

Class I Shares

Fund	Name and Address	Number of Class I Shares	% of Class I Shares

Bond Inflation Strategy	CollegeBound Fund CBF-Bond Inflation Strategy 529 Plan 1345 Avenue of the Americas New York, NY 10105-0302	59,645	70.91%

	Great-West Trust Company, LLC TTEE C Webcor Builders 401K PSP 8515 East Orchard Road Greenwood Village, CO 80111-5002	23,473	27.90%

Real Asset Strategy	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	711,406	40.81%

	Wells Fargo Bank NA FBO HLS&R Inc. Domestic Equities P.O. Box 1533 Minneapolis, MN 55480-1533	310,359	17.80%

	Wells Fargo Bank NA FBO HLS&R Education Domestic Equity P.O. Box 1533 Minneapolis, MN 55480-1533	217,285	12.46%

	Wells Fargo Bank NA FBO NCCI Holdings – Inflation Sensitive P.O. Box 1533 Minneapolis, MN 55480-1533	221,467	12.70%

Class 2 Shares

Fund	Name and Address	Number of Class 2 Shares	% of Class 2 Shares

Bond Inflation Strategy	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	311,832	8.89%

	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	269,338	7.57%

	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	250,302	7.14%

	Sanford Bernstein & Co., LLC 1 N. Lexington Ave, 17th Floor White Plains, NY 10601-1785	298,238	8.50%

Municipal Bond Inflation Strategy	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	953,947	5.38%

Real Asset Strategy	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct. 1 N. Lexington Ave. White Plains, NY 10601-1712	1,000	100%

Custodian and Accounting Agent

State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA 02109, acts as the Strategies' custodian for the assets of the Strategies but plays no part in deciding the purchase or sale of portfolio securities.  Subject to the supervision of the Directors, State Street may enter into subcustodial agreements for the holding of the Strategies' foreign securities.

Principal Underwriter
ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the Strategies' Principal Underwriter and as such may solicit orders from the public to purchase shares of the Strategies.  Under the Distribution Services Agreement, each Strategy has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, NY 10004.

Independent Registered Public Accounting Firm
Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for each of the Strategies.
Code of Ethics and Proxy Voting Policies and Procedures
The Strategies, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Strategy.

The Strategies have adopted the Adviser's proxy voting policies and procedures.  The Adviser's proxy voting policies and procedures are attached as Appendix A.
Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30  is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategy's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.
Additional Information
Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI.  This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act.  Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.AllianceBernstein.com.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The financial statements of each of Bond Inflation Strategy, Municipal Bond Inflation Strategy and Real Asset Strategy for the fiscal year ended October 31, 2013 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the each Strategy's annual report.  The annual reports were filed on Form N-CSR with the SEC on January 8, 2014.  It is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

APPENDIX A:

STATEMENT OF POLICIES AND
 PROCEDURES FOR PROXY VOTING

1.            INTRODUCTION
As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients.  We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value.  Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters.  We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios.  Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.  For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously.  Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations.  In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940.  It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.  This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.            PROXY POLICIES
Our proxy voting policies are principle-based rather than rules-based.  We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual.  We assess each proxy proposal in light of those principles.  Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value.  We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management.  In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.  In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts.  These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.  AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests.  In reviewing proxy issues, we will apply the following general policies:

2.1.  Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders.  We favor proposals promoting transparency and accountability within a company.  We support the appointment of a majority of independent directors on boards and key committees.  Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.  Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.  Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares.  In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.  Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled.  Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.  However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.  Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation.  However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company.  The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S.  Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.  Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.  For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan.  However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding.  We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.  We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.  Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.  Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.  Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected.  We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.  However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.  Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership.  Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers.  For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.  We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans.  Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.  Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.  In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval.  Other factors such as the company's performance and industry practice will generally be factored into our analysis.  In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company.  Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.  In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company.  We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010.  Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules.  We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control.  Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.  ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term.  Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters.  We have long recognized that ESG issues can impact the performance of investment portfolios.  Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.   For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company.  And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance.  Our position in evaluating these proposals is founded on the principle that we are a fiduciary.  As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions.  Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company.  In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.            PROXY VOTING PROCEDURES
3.1.  Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties.  Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers.  If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

3.2.  Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy.  Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client.  We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients' best interests.  Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote;  (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote;  (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties;  and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances.  This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.  Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires "share blocking."  Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.  Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period).  Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority.  However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies.  For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy.  As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

3.4.  Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.  AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements.  However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.  Proxy Committee

We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company.  The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary.  The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies.  When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal.  In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings.  Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually.  In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department.  The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont:	SVP-Equities
Linda Giuliano:	SVP-Equities
Stephen Grillo:	VP-Equities
David Lesser:	VP-Legal
Mark Manley:	SVP-Legal
Andrew Weiner:	SVP-Equities

3.6.  Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge.  Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Exhibit

Statement of Policy Regarding
Responsible Investment
Principles for Responsible Investment,
ESG, and Socially Responsible Investment

1. Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands